UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23261

T. Rowe Price Multi-Strategy Total Return Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Multi-Strategy Total Return Fund	April 30, 2022
TMSRX	Investor Class
TMSSX	I Class
T. ROWE PRICE Multi-Strategy Total Return Fund

HIGHLIGHTS

■	The Multi-Strategy Total Return Fund declined and underperformed the ICE Bank of America U.S. 3-Month Treasury Bill Index for the six-month period ended April 30, 2022.

■	Within the underlying components, the Macro and Absolute Return Strategy, Global Stock Strategy, and Sector Strategies detracted from relative performance. However, our equity hedges and the Fixed Income Absolute Return Strategy added value.

■	Our current positioning emphasizes capital preservation against a volatile and challenging market backdrop. Overall, we expect to maintain low exposure to broader markets through portfolio-level hedges.

■	The level of uncertainty in global markets is unusually high, and the range of likely outcomes is about as wide as we can remember in our careers. In our view, the potential impacts of the heightened macroeconomic risks facing financial markets contribute to a less compelling risk/reward trade-off, and we have positioned the fund defensively.

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Market Commentary

Dear Shareholder

Global stock markets produced negative returns during the first half of your fund’s fiscal year, the six-month period ended April 30, 2022, while rising bond yields weighed on returns for fixed income investors. Fears concerning new coronavirus variants, rising interest rates, and soaring inflation caused bouts of volatility throughout the period. These concerns were compounded by Russia’s invasion of Ukraine in February, sending markets around the world into correction territory.

All major global and regional equity benchmarks receded during the period. Value shares extended their recent outperformance of growth stocks as equity investors turned risk averse. Although most sectors finished in the red, energy stocks registered exceptional returns as oil prices jumped in response to Russia’s invasion and the ensuing commodity supply crunch. A strong U.S. dollar weighed on returns for U.S. investors in most international markets. Across the style spectrum, developed markets held up better than emerging markets.

In November 2021, the emergence of the omicron variant of the coronavirus prompted worries about the economic outlook and the potential that a resurgence in cases could lead to further supply chain disruptions. While omicron variant trends and restrictions eased in most regions early in 2022, China continued to pursue a “zero-COVID” policy, resulting in large-scale lockdowns and industrial production disruptions.

In February 2022, markets were caught further by surprise when Russia launched a large-scale military offensive into Ukraine. The strong sanctions on Russia that followed raised concerns about supply chains that were already stressed by the coronavirus pandemic. On March 8, the White House announced that the U.S. was cutting off all oil imports from Russia. In response, oil prices surged to their highest level in a decade.

Concerns over inflation intensified over much of the period, driven in part by events in Ukraine and China. Along with supply chain problems, the release of pent-up demand for travel, recreation, and other services also pushed prices higher. In the U.S., consumer prices rose 8.5% in March versus the year before—the highest annual reading since December 1981—driven by accelerating energy and food prices.

Elevated inflation caused global monetary policy to take a hawkish turn. In the U.S., Federal Reserve officials began tapering the central bank’s monthly purchases of Treasuries and agency mortgage-backed securities in November. In March, the Fed approved its first interest rate hike in more than three years and signaled an accelerating pace of rate increases ahead. In Europe, the Bank of England raised its key interest rate three times in a row between December and March, while the European Central Bank indicated in March that it could end its asset purchase program as soon as the third quarter of 2022.

Bond indexes were broadly negative as yields rose across the Treasury yield curve amid surging inflation and expectations of aggressive monetary tightening. (Bond yields and prices move in opposite directions.) Investment-grade corporate bonds experienced significant losses, while municipal bonds suffered through their worst quarter in more than 40 years at the start of 2022 and finished the period lower. Late in the period, multiple portions of the Treasury yield curve inverted briefly, raising fears of a looming recession.

The challenges global markets face are complex and could drive market volatility for some time. Investors will be closely monitoring the Fed’s actions as the central bank attempts to use interest rate hikes to tame inflation without stifling economic growth. Meanwhile, the ongoing geopolitical and humanitarian crisis in Ukraine continues to disrupt supply chains, increase inflationary pressures, and dampen consumer confidence.

During challenging times like these, I am heartened by our firm’s long-term focus and time-tested investment approach. I also recognize that market volatility and sector rotation historically have presented very good opportunities for active investors. I remain confident in the ability of our global research organization to uncover compelling investment ideas that can help deliver superior long-term risk-adjusted performance as market conditions normalize.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps

CEO and President

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund seeks strong, long-term risk-adjusted returns.

FUND COMMENTARY

How did the fund perform in the past six months?

The Multi-Strategy Total Return Fund returned -6.83% during the six months ended April 30, 2022. The fund underperformed the ICE Bank of America (BofA) U.S. 3-Month Treasury Bill Index. (Returns for the I Class shares varied slightly, reflecting a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Most of the underlying components pulled back during the reporting period. The Macro and Absolute Return Strategy (MARS), in particular, was positioned for a post-pandemic recovery, favoring areas that were likely to benefit from the reopening economy as life normalized—for example, amusement parks, aerospace, and payroll software. The strategy was also short industries that had benefited from overinflated pricing due to shortages that were expected to resolve as workers returned to their jobs. Unfortunately, Russia’s invasion of Ukraine roiled markets and hurt both of these positions. The war exacerbated supply chain bottlenecks, accelerated commodity price inflation, and drove down demand for our recovery investments. A bullish position in China also suffered, as investor sentiment soured on the country amid heightened concerns about investability should its regime potentially face similar severe economic sanctions as Russia.

A volatile market environment characterized by uncertainty, fear, and indiscriminate selling proved challenging for our portable alpha, equity long/short strategies. Specifically, the Global Stock Strategy and Sector Strategies components, which are based on long-term mandates and investment processes driven by fundamental security selection, detracted from relative performance. The Multi-Strategy Total Return Fund has long positions in securities owned by these components, and the fund shorts custom benchmarks to isolate their respective security selection alpha. Within the Global Stock component, holdings in the industrials and business services sector posted steep losses, led by British equipment rental company Ashtead and industrial conglomerate GE. In the information technology sector, Block (formerly Square) experienced weakening fundamentals in its Cash App and was a notable detractor. Within the Sector Strategies component, underperformance in the global technology portfolio was a drag, as stock selection in the software industry coupled with an unfavorable overweight allocation hampered relative results. Shopify, an e-commerce turned multichannel commerce platform, faced macro headwinds as investors bid down prices of high-value technology stocks. Shares were further pressured by the company’s warning of decelerating e-commerce sales growth. (Please refer to the portfolio of investments for a list of holdings and the amount each represents in the portfolio.)

The fund maintains material holdings in various types of derivatives, which are used to efficiently access or adjust exposure to certain market segments and/or to manage portfolio volatility. During the reporting period, the fund’s overall exposure to derivatives added value. In an environment where equity markets sold off, our hedge positions contributed to relative performance, and our use of certain interest rate futures, credit default swaps, and forward currency contracts also boosted results. The positive impact was, however, partly offset by some global equity futures. The Fixed Income Absolute Return Strategy also aided performance, benefiting from short duration positions that fared well against a backdrop of rising interest rates and higher inflation.

How is the fund positioned?

The Multi-Strategy Total Return Fund sources its returns from multiple distinct investment strategies, and each component is internally managed as an independent strategy by a dedicated T. Rowe Price portfolio management team. Given their varying mandates (in areas such as risk level, opportunity set, and portfolio characteristics), the fund’s allocations to the strategies depend on a wide range of considerations and can be increased or decreased as our assessment evolves and incorporates changes in the market environment.

Our current positioning is characterized by an emphasis on capital preservation against a volatile and challenging market backdrop, leading us to target marginally negative broad market exposure. In our view, the potential impacts of the heightened macroeconomic risks facing financial markets and our underlying components warrant a distinctly defensive positioning.

Importantly, within our underlying components, recent portfolio performance provided a clear indication that the macroeconomic backdrop impacts our near-term alpha generation capabilities, particularly in growth-oriented equities. Different strategies respond to such unfavorable environments in different ways, some being more dynamic than others. For example, as previously discussed, our Sector Strategies and Global Stock Strategy components are characterized by long-term investment horizons and an emphasis on security selection. These strategies are less likely to meaningfully adjust their investment process in response to shorter-term events. We have therefore reduced our allocation to these components and introduced portfolio-level hedges to help neutralize the inherent growth factor bias emanating from some of these underlying components. On the other hand, our MARS component is a good example of a dynamic strategy that can inherently adjust to the near-term market environment. Our allocation to MARS has, therefore, not changed meaningfully as the strategy plans to maintain well-hedged risk exposure in the near term. The distinction here is one of time horizon, as all of the underlying component managers are actively monitoring market dynamics and are proactively positioning their portfolios according to their views. Overall, we expect to maintain low exposure to both broad market and alpha sources of risk for the time being.

To further diversify our return potential, we initiated an allocation into the Dynamic Emerging Markets Bond Strategy in April. We like the component’s total return-oriented investment process, which focuses on high-conviction ideas across the sovereign, corporate, and local currency emerging markets bonds universe. We believe that the Multi-Strategy Total Return Fund could benefit from this component’s aim to capitalize on localized and idiosyncratic opportunities that can be somewhat isolated from the more muted macroeconomic financial backdrop in developed markets.

What is portfolio management’s outlook?

The fund aims to generate positive, long-term risk-adjusted returns with limited correlation to the direction of traditional asset classes, such as stocks and bonds. We seek to accomplish this by allocating the fund’s capital to a variety of absolute return investment strategies that seek attractive return potential per unit of risk.

In general, when we properly anticipate the direction of investment outcomes, higher volatility could increase our ability to produce attractive returns. However, the level of uncertainty in global markets is unusually high, and the range of potential outcomes is about as wide as we can remember in our careers. The war raging in Eastern Europe has exposed the fragility of global supply chains and is threatening the supply of key commodities—including wheat, corn, and fertilizers necessary to feed the planet. The absolute level of inflation is likely to peak soon but will probably stay at uncomfortably high levels. The Fed has made fighting inflation its top priority, and central bank officials intend to pursue aggressive rate hikes and quantitative tightening to achieve their goal.

Meanwhile, economic growth is likely to remain positive, and supply constraints in many areas may begin to ease. However, these risks are interconnected and reinforce each other. The resulting severe economic sanctions on Russia for invading Ukraine have exacerbated supply chain bottlenecks, which has driven up commodity prices, pushing already elevated inflation even higher and necessitating monetary policy action. Notably, when the pandemic hit markets in 2020, Fed policy quickly became a tailwind; however, the Fed’s current tightening policy stance to combat accelerated inflation is probably the biggest headwind for risk assets today. In our view, the wide range of potential outcomes could be anywhere from a soft landing with strong growth and benign inflation to a global recession and the threat of famine in some areas. We believe that these conditions contribute to a less compelling risk/reward trade-off and have positioned the fund defensively.

Analyzing these trends is what our global investment professionals do every day. We believe that our ability to leverage our in-house research team’s insights is a unique benefit to the fund, and we expect to continue to capitalize on this advantage as we pursue our return objectives. In our view, our combination of diversified components is well suited to the current market environment, and they validate the benefit of having the Multi-Strategy Total Return Fund as part of a diversified portfolio.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE FUND

There is risk that the fund’s investments will correlate with stocks and bonds to a greater degree than anticipated and that the risk models used to construct the portfolio may not achieve the desired results. The fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

International investments can be riskier than U.S. investments due to the effects of currency exchange rates and differences in market structure and liquidity, as well as specific country, regional, and economic developments. These risks are generally greater for emerging markets. Fixed income securities are subject to interest rate, inflation, credit, and default risk. As interest rates rise, bond prices usually fall, and vice versa.

Derivatives may be more volatile than other types of investments because they can be more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty. Short sales are speculative transactions with potentially unlimited losses; use of leverage can magnify the effect of losses.

For a thorough discussion of risks, please see the fund’s prospectus.

BENCHMARK INFORMATION

Note: ICE Data Indices, LLC (“ICE DATA”), is used with permission. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DISCLAIM ANY AND ALL WARRANTIES AND REPRESENTATIONS, EXPRESS AND/OR IMPLIED, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, INCLUDING THE INDICES, INDEX DATA AND ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM. NEITHER ICE DATA, ITS AFFILIATES NOR THEIR RESPECTIVE THIRD-PARTY SUPPLIERS SHALL BE SUBJECT TO ANY DAMAGES OR LIABILITY WITH RESPECT TO THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE INDICES OR THE INDEX DATA OR ANY COMPONENT THEREOF, AND THE INDICES AND INDEX DATA AND ALL COMPONENTS THEREOF ARE PROVIDED ON AN “AS IS” BASIS AND YOUR USE IS AT YOUR OWN RISK. ICE DATA, ITS AFFILIATES AND THEIR RESPECTIVE THIRD-PARTY SUPPLIERS DO NOT SPONSOR, ENDORSE, OR RECOMMEND T. ROWE PRICE OR ANY OF ITS PRODUCTS OR SERVICES.

ICE Benchmark Administration Limited makes no warranty, express or implied, either as to the results to be obtained from the use of ICE LIBOR and/or the figure at which ICE LIBOR stands at any particular time on any particular day or otherwise. ICE Benchmark Administration Limited makes no express or implied warranties of merchantability or fitness for a particular purpose in respect of any use of ICE LIBOR.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses

The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER-END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

April 30, 2022 (Unaudited)

PORTFOLIO OF INVESTMENTS‡	Shares/Par	$ Value
(Cost and value in $000s)		
ALBANIA 0.1%		
Government Bonds 0.1%		
Republic of Albania, 3.50%, 11/23/31 (EUR)	260,000	232
Total Albania (Cost $243)		**232**
ARGENTINA 0.0%		
Common Stocks 0.0%		
MercadoLibre (USD) (1)	45	44
Total Argentina (Cost $54)		**44**
AUSTRALIA 0.0%		
Common Stocks 0.0%		
ALS	1,385	12
BHP Group	2,150	72
Goodman Group	1,015	17
IGO	2,480	22
Northern Star Resources	1,546	11
OZ Minerals	742	13
Total Australia (Cost $135)		**147**
AUSTRIA 0.1%		
Common Stocks 0.0%		
BAWAG Group	530	25
Mayr Melnhof Karton	99	18
		43
Government Bonds 0.1%		
Republic of Austria, 0.85%, 6/30/2120 (2)	384,000	211
		211
Total Austria (Cost $281)		**254**
BAHAMAS 0.1%		
Government Bonds 0.1%		
Commonwealth of Bahamas, 6.00%, 11/21/28 (USD) (2)	310,000	225
Commonwealth of Bahamas, 8.95%, 10/15/32 (USD)	250,000	194
Total Bahamas (Cost $479)		**419**

CANADA 0.7%

Asset-Backed Securities 0.0%		
Cologix Canadian Issuer, Series 2022-1CAN, Class A2, 4.94%, 1/25/52 (2)	305,000	225
		225
Bank Loans 0.1% (4)		
Jones Deslauriers Insurance Management, FRN, 3M CAD CDOR + 7.50%, 9.313%, 3/26/29	25,000	19
Jones Deslauriers Insurance Management, FRN, 3M USD LIBOR + 4.25%, 6.063%, 3/27/28	422,871	318
		337
Common Stocks 0.3%		
Brookfield Asset Management, Class A (USD)	458	23
Canadian Natural Resources	507	31
Canadian Pacific Railway (USD)	1,215	89
Constellation Software	26	41
Enbridge (USD)	352	15
Enerflex	1,287	9
ERO Copper (1)	1,056	15
Magna International (USD)	276	17
MDA (1)	7,518	52
Nutrien (USD)	2,278	224
Shopify, Class A (USD) (1)	989	422
Summit Industrial Income REIT	1,251	20
Sun Life Financial (USD)	968	48
TC Energy (USD)	514	27
Wesdome Gold Mines (1)	1,617	17
		1,050
Corporate Bonds 0.2%		
1011778 BC ULC, 5.75%, 4/15/25 (USD) (2)(3)	805,000	822
		822
Government Bonds 0.1%		
Government of Canada Real Return Bond, Inflation-Indexed, 4.00%, 12/1/31	272,908	282
		282
Total Canada (Cost $3,190)		**2,716**

CAYMAN ISLANDS 0.2%		
Common Stocks 0.2%		
Ahren Acquisition (USD) (1)	72,251	727
Total Cayman Islands (Cost $722)		**727**
CHILE 0.6%		
Corporate Bonds 0.3%		
AES Andes, VR, 7.125%, 3/26/79 (USD) (5)	310,000	301
Agrosuper, 4.60%, 1/20/32 (USD)	230,000	208
Mercury Chile Holdco, 6.50%, 1/24/27 (USD)	310,000	294
VTR Comunicaciones, 5.125%, 1/15/28 (USD)	310,000	279
		1,082
Government Bonds 0.3%		
Bonos de la Tesoreria de la Republica, 4.50%, 3/1/26	1,055,000,000	1,138
		1,138
Total Chile (Cost $2,501)		**2,220**
CHINA 1.1%		
Common Stocks 0.4%		
58.com (USD) (1)(6)	22,100	—
Alibaba Group Holding (HKD) (1)	7,600	93
BeiGene, ADR (USD) (1)	66	11
Beijing Capital International Airport, Class H (HKD) (1)	44,000	24
Huazhu Group, ADR (USD)	11,233	340
JD.com, Lock-Up Shares, Class A (HKD) (1)	885	28
Kanzhun, ADR (USD) (1)	5,160	121
Li Ning (HKD)	4,000	31
Meituan, Class B (HKD) (1)	15,300	328
Shanghai MicroPort MedBot Group (HKD) (1)(3)	7,000	25
Tencent Holdings (HKD)	12,700	598
Wuxi Biologics Cayman (HKD) (1)	2,500	18
Zai Lab, ADR (USD) (1)	188	8
Zhongsheng Group Holdings (HKD)	5,500	36
		1,661
Common Stocks - China A Shares 0.0%		
Gree Electric Appliances of Zhuhai, A Shares (CNH)	5,600	26
Huayu Automotive Systems, A Shares (CNH)	1,900	6
Kweichow Moutai, A Shares (CNH)	100	28

NARI Technology, A Shares (CNH)	9,940	48
		108
Convertible Bonds 0.1%		
Vnet Group, Zero Coupon, 2/1/26 (USD)	530,000	458
		458
Corporate Bonds 0.5%		
Huarong Finance, 4.95%, 11/7/47 (USD)	380,000	285
Kaisa Group Holdings, 11.95%, 10/22/22 (USD) (1)(7)	1,515,000	324
Meituan, 3.05%, 10/28/30 (USD) (2)	422,000	322
Shimao Group Holdings, 3.45%, 1/11/31 (USD)	200,000	42
Tencent Holdings, 3.29%, 6/3/60 (USD) (2)	619,000	424
Times China Holdings, 6.75%, 7/8/25 (USD)	200,000	93
Yunda Holding Investment, 2.25%, 8/19/25 (USD)	310,000	284
		1,774
Government Bonds 0.1%		
CNAC HK Finbridge, 3.00%, 9/22/30 (USD)	310,000	271
		271
Total China (Cost $4,909)		**4,272**
COLOMBIA 0.5%		
Corporate Bonds 0.4%		
Banco de Bogota, 6.25%, 5/12/26 (USD)	310,000	308
Canacol Energy, 5.75%, 11/24/28 (USD)	310,000	281
Ecopetrol, 6.875%, 4/29/30 (USD)	300,000	297
GCM Mining, 6.875%, 8/9/26 (USD) (2)(3)	640,000	548
		1,434
Government Bonds 0.1%		
Republic of Colombia, 3.875%, 4/25/27 (USD)	300,000	273
Republic of Colombia, 7.50%, 8/26/26	1,230,000,000	286
		559
Total Colombia (Cost $2,118)		**1,993**
DENMARK 0.4%		
Common Stocks 0.1%		
Ascendis Pharma, ADR (USD) (1)	1,354	123
Genmab (1)	62	22
ROCKWOOL International, Class B	61	17
		162

Corporate Bonds 0.3%		
DKT Finance, 9.375%, 6/17/23 (USD) (2)	1,200,000	1,191
		1,191
Total Denmark (Cost $1,422)		**1,353**
DOMINICAN REPUBLIC 0.4%		
Government Bonds 0.4%		
Dominican Republic, 5.875%, 1/30/60 (USD)	300,000	229
Dominican Republic, 5.95%, 1/25/27 (USD)	310,000	311
Dominican Republic, 6.00%, 7/19/28 (USD)	230,000	228
Dominican Republic, 6.00%, 2/22/33 (USD) (2)	925,000	843
Total Dominican Republic (Cost $1,731)		**1,611**
ECUADOR 0.2%		
Government Bonds 0.2%		
Republic of Ecuador, STEP, 1.00%, 7/31/35 (USD)	735,000	460
Republic of Ecuador, STEP, 5.00%, 7/31/30 (USD) (2)	310,000	253
Total Ecuador (Cost $770)		**713**
EL SALVADOR 0.1%		
Government Bonds 0.1%		
Republic of El Salvador, 5.875%, 1/30/25 (USD)	1,090,000	526
Total El Salvador (Cost $694)		**526**
FINLAND 0.0%		
Common Stocks 0.0%		
Kojamo	557	11
Sampo, Class A	624	30
Stora Enso, Class R	717	14
UPM-Kymmene	559	20
Total Finland (Cost $76)		**75**
FRANCE 0.5%		
Common Stocks 0.5%		
Air Liquide	130	22
Airbus	12,659	1,386
Alstom	3,177	70

Legrand	211	19
LVMH Moet Hennessy Louis Vuitton	201	130
Pernod Ricard	313	65
Safran	755	81
Schneider Electric	165	24
TotalEnergies	2,394	117
Verallia	951	26
		1,940
Convertible Preferred Stocks 0.0%		
DNA Script, Series C, Acquisition Date: 12/16/21, Cost $7 (1)(6)(8)	8	7
		7
Corporate Bonds 0.0%		
Altice France Holding, 4.00%, 2/15/28	100,000	87
		87
Total France (Cost $2,333)		**2,034**
GEORGIA 0.1%		
Corporate Bonds 0.1%		
Georgian Railway, 4.00%, 6/17/28 (USD)	310,000	266
Total Georgia (Cost $269)		**266**
GERMANY 1.9%		
Bank Loans 0.2% (4)		
TK Elevator U.S. Newco, FRN, 1M USD LIBOR + 3.50%, 4.019%, 7/30/27 (USD)	594,026	587
		587
Common Stocks 0.1%		
BioNTech, ADR (USD) (1)	220	30
Delivery Hero (1)	333	12
Infineon Technologies	3,908	111
Siemens	1,543	190
Zalando (1)	506	20
		363
Corporate Bonds 0.1%		
TK Elevator Holdco, 7.625%, 7/15/28 (USD) (2)	400,000	385
		385
Government Bonds 1.4%		
Deutsche Bundesrepublik, Inflation-Indexed, 0.10%, 4/15/26	3,436,251	4,077

Deutsche Bundesrepublik, Inflation-Indexed, 0.50%, 4/15/30	1,022,388	1,329
		5,406
Preferred Stocks 0.1%		
Sartorius	837	314
Volkswagen	510	79
		393
Total Germany (Cost $7,665)		**7,134**
GHANA 0.4%		
Corporate Bonds 0.4%		
Kosmos Energy, 7.125%, 4/4/26 (USD)	1,206,000	1,180
Kosmos Energy, 7.75%, 5/1/27 (USD) (2)	260,000	259
Total Ghana (Cost $1,427)		**1,439**
GUATEMALA 0.2%		
Corporate Bonds 0.1%		
CT Trust, 5.125%, 2/3/32 (USD)	300,000	280
		280
Government Bonds 0.1%		
Republic of Guatemala, 4.875%, 2/13/28 (USD)	300,000	299
Republic of Guatemala, 4.90%, 6/1/30 (USD)	300,000	295
		594
Total Guatemala (Cost $888)		**874**
HONG KONG 0.0%		
Common Stocks 0.0%		
Samsonite International (1)	15,300	33
Total Hong Kong (Cost $30)		**33**
HUNGARY 0.2%		
Common Stocks 0.0%		
Wizz Air Holdings (GBP) (1)	746	29
		29
Government Bonds 0.2%		
Republic of Hungary, 2.25%, 4/20/33	169,080,000	309
Republic of Hungary, 3.00%, 10/27/27	128,000,000	293

Republic of Hungary, 4.75%, 11/24/32	94,290,000	222
		824
Total Hungary (Cost $995)		**853**
INDIA 0.7%		
Common Stocks 0.2%		
Axis Bank (1)	37,671	356
HDFC Bank	14,095	252
Voltas	1,637	27
		635
Corporate Bonds 0.3%		
ABJA Investment, 5.45%, 1/24/28 (USD)	300,000	297
Adani International Container Terminal, 3.00%, 2/16/31 (USD)	297,600	258
Adani Renewable Energy RJ, 4.625%, 10/15/39 (USD)	275,250	231
CA Magnum Holdings, 5.375%, 10/31/26 (USD) (3)	300,000	287
HDFC Bank, VR, 3.70% (USD) (5)(9)	300,000	274
		1,347
Government Bonds 0.2%		
Export-Import Bank of India, 2.25%, 1/13/31 (USD)	300,000	245
Republic of India, 6.45%, 10/7/29	32,000,000	405
		650
Total India (Cost $2,723)		**2,632**
INDONESIA 0.3%		
Common Stocks 0.0%		
Sarana Menara Nusantara	82,000	6
		6
Corporate Bonds 0.2%		
Freeport Indonesia, 5.315%, 4/14/32 (USD) (2)	460,000	447
Freeport Indonesia, 6.20%, 4/14/52 (USD) (2)	200,000	192
Minejesa Capital, 4.625%, 8/10/30 (USD)	300,000	274
		913
Government Bonds 0.1%		
Pertamina Persero, 1.40%, 2/9/26 (USD)	300,000	272
		272
Total Indonesia (Cost $1,217)		**1,191**

IRELAND 0.2%		
Corporate Bonds 0.2%		
AerCap Ireland Capital, 3.00%, 10/29/28 (USD)	150,000	130
AerCap Ireland Capital, 3.30%, 1/30/32 (USD)	310,000	258
AerCap Ireland Capital, 3.50%, 1/15/25 (USD)	225,000	217
AerCap Ireland Capital, FRN, SOFR + 0.68%, 0.962%, 9/29/23 (USD)	150,000	149
Avolon Holdings Funding, 2.75%, 2/21/28 (USD) (2)	40,000	35
Total Ireland (Cost $872)		**789**
ISRAEL 0.5%		
Corporate Bonds 0.3%		
Bank Hapoalim, VR, 3.255%, 1/21/32 (USD) (2)(5)	300,000	270
ICL Group, 6.375%, 5/31/38 (USD) (2)(3)	310,000	334
Leviathan Bond, 6.125%, 6/30/25 (USD) (2)	310,000	307
		911
Government Bonds 0.2%		
State of Israel, 3.75%, 3/31/47	2,620,000	880
		880
Total Israel (Cost $1,971)		**1,791**
ITALY 0.3%		
Common Stocks 0.3%		
Davide Campari-Milano	4,021	45
Ferrari (USD)	3,074	645
GVS	2,429	20
PRADA (HKD)	47,500	296
		1,006
Corporate Bonds 0.0%		
International Game Technology, 4.125%, 4/15/26 (USD) (2)	250,000	235
		235
Total Italy (Cost $1,312)		**1,241**
IVORY COAST 0.1%		
Government Bonds 0.1%		
Republic of Ivory Coast, 4.875%, 1/30/32 (EUR)	160,000	142

Republic of Ivory Coast, 6.375%, 3/3/28 (USD)	310,000	309
Total Ivory Coast (Cost $465)		**451**
JAPAN 1.9%		
Common Stocks 0.5%		
Asics	1,400	22
Daiichi Sankyo	22,500	567
Fancl	8,700	167
Hamamatsu Photonics	1,100	49
Harmonic Drive Systems (3)	6,100	154
Hoshizaki	1,400	89
Industrial & Infrastructure Fund Investment	8	11
Istyle (1)	4,200	5
Keyence	100	40
Komatsu	3,300	74
MatsukiyoCocokara	600	20
Mitsui Fudosan	1,300	28
Miura	2,100	44
Nippon Sanso Holdings	2,200	40
Panasonic	5,300	47
Recruit Holdings	7,400	268
Seven & i Holdings	1,100	49
Shin-Etsu Chemical	100	14
SMC	100	48
Sompo Holdings	300	12
Sony Group	700	60
Stanley Electric	2,000	35
Suzuki Motor	1,900	57
		1,900
Government Bonds 1.4%		
Japan Government Ten Year Bond, 0.10%, 9/20/31	196,650,000	1,499
Japan Government Ten Year Bond, 0.10%, 12/20/31	485,500,000	3,695
		5,194
Total Japan (Cost $8,088)		**7,094**
JORDAN 0.1%		
Government Bonds 0.1%		
Kingdom of Jordan, 5.85%, 7/7/30 (USD)	300,000	267
Total Jordan (Cost $274)		**267**

KAZAKHSTAN 0.1%		
Corporate Bonds 0.1%		
KazMunayGas National, 5.375%, 4/24/30 (USD)	310,000	300
Tengizchevroil Finance International, 3.25%, 8/15/30 (USD)	300,000	242
Total Kazakhstan (Cost $550)		**542**
MACAO 0.1%		
Corporate Bonds 0.1%		
Wynn Macau, 5.625%, 8/26/28 (USD)	500,000	399
Total Macao (Cost $473)		**399**
MALAYSIA 0.2%		
Government Bonds 0.2%		
Government of Malaysia, 4.921%, 7/6/48	1,350,000	303
Government of Malaysia Treasury Bill, 2.09%, 5/10/22	2,720,000	625
Total Malaysia (Cost $978)		**928**
MAURITIUS 0.1%		
Corporate Bonds 0.1%		
Axian Telecom, 7.375%, 2/16/27 (USD) (2)	230,000	225
Axian Telecom, 7.375%, 2/16/27 (USD)	310,000	304
Total Mauritius (Cost $535)		**529**
MEXICO 1.2%		
Bank Loans 0.3% (4)		
Playa Resorts Holding, FRN, 3M USD LIBOR + 2.75%, 3.75%, 4/29/24 (USD)	1,196,783	1,178
		1,178
Corporate Bonds 0.8%		
Alpek, 4.25%, 9/18/29 (USD) (3)	300,000	278
Banco Mercantil del Norte, VR, 6.75% (USD) (5)(9)	310,000	298
BBVA Bancomer, VR, 5.125%, 1/18/33 (USD) (5)	310,000	291
Cemex, 5.45%, 11/19/29 (USD)	300,000	288
Electricidad Firme de Mexico Holdings, 4.90%, 11/20/26 (USD)	300,000	266
Mexico City Airport Trust, 5.50%, 7/31/47 (USD) (2)	400,000	320
Mexico City Airport Trust, 5.50%, 7/31/47 (USD)	310,000	248
Petroleos Mexicanos, 5.35%, 2/12/28 (USD)	310,000	276

Petroleos Mexicanos, 6.70%, 2/16/32 (USD)	835,000	721
		2,986
Government Bonds 0.1%		
Mexican Bonos, 8.00%, 11/7/47	5,700,000	246
Petroleos Mexicanos, 5.50%, 6/27/44 (USD)	310,000	213
		459
Total Mexico (Cost $4,811)		**4,623**
MONGOLIA 0.1%		
Government Bonds 0.1%		
State of Mongolia, 5.125%, 4/7/26 (USD)	300,000	283
Total Mongolia (Cost $290)		**283**
MOROCCO 0.1%		
Corporate Bonds 0.1%		
Vivo Energy Investments, 5.125%, 9/24/27 (USD)	310,000	302
		302
Government Bonds 0.0%		
Kingdom of Morocco, 3.00%, 12/15/32 (USD)	310,000	247
		247
Total Morocco (Cost $557)		**549**
NETHERLANDS 0.3%		
Bank Loans 0.0% (4)		
T-Mobile Netherlands, FRN, 3M EURIBOR + 4.00%, 11/19/28 (10)	160,000	167
		167
Common Stocks 0.3%		
Adyen (1)	104	174
Akzo Nobel	451	39
Argenx, ADR (USD) (1)	175	50
ASML Holding	1,094	621
Heineken (3)	385	38
ING Groep (3)	2,590	24
Koninklijke DSM	90	15
TKH Group, CVA	1,072	53

Universal Music Group	1,889	44
		1,058
Total Netherlands (Cost $1,439)		**1,225**
NEW ZEALAND 0.2%		
Government Bonds 0.2%		
Government of New Zealand, 2.75%, 5/15/51	1,191,000	621
Total New Zealand (Cost $826)		**621**
NORWAY 0.0%		
Common Stocks 0.0%		
Aker BP (3)	700	25
Equinor	2,536	86
Total Norway (Cost $85)		**111**
OMAN 0.2%		
Corporate Bonds 0.1%		
OmGrid Funding, 5.196%, 5/16/27 (USD)	300,000	295
Oryx Funding, 5.80%, 2/3/31 (USD)	300,000	297
		592
Government Bonds 0.1%		
Sultanate of Oman, 6.25%, 1/25/31 (USD)	310,000	316
		316
Total Oman (Cost $916)		**908**
PANAMA 0.3%		
Corporate Bonds 0.3%		
Aeropuerto Internacional de Tocumen, 4.00%, 8/11/41 (USD) (2)	200,000	174
Aeropuerto Internacional de Tocumen, 4.00%, 8/11/41 (USD)	300,000	262
Banco General, VR, 5.25% (USD) (5)(9)	300,000	290
C&W Senior Financing, 6.875%, 9/15/27 (USD)	310,000	301
		1,027
Government Bonds 0.0%		
Banco Nacional de Panama, 2.50%, 8/11/30 (USD)	310,000	263
		263
Total Panama (Cost $1,333)		**1,290**

QATAR 0.1%		
Corporate Bonds 0.1%		
Qatar Energy, 2.25%, 7/12/31 (USD)	270,000	236
Total Qatar (Cost $272)		**236**
ROMANIA 0.3%		
Government Bonds 0.3%		
Republic of Romania, 2.125%, 3/7/28 (EUR)	220,000	210
Republic of Romania, 3.00%, 2/27/27 (USD)	260,000	242
Republic of Romania, 5.00%, 2/12/29	4,500,000	858
Total Romania (Cost $1,659)		**1,310**
SAUDI ARABIA 0.1%		
Corporate Bonds 0.1%		
Dar Al-Arkan Sukuk, 6.75%, 2/15/25 (USD)	300,000	305
Riyad Sukuk, VR, 3.174%, 2/25/30 (USD) (5)	200,000	196
Total Saudi Arabia (Cost $511)		**501**
SENEGAL 0.1%		
Government Bonds 0.1%		
Republic of Senegal, 6.25%, 5/23/33 (USD)	310,000	278
Total Senegal (Cost $289)		**278**
SERBIA 0.3%		
Government Bonds 0.3%		
Republic of Serbia, 2.125%, 12/1/30 (USD)	310,000	233
Republic of Serbia, 4.50%, 8/20/32	100,000,000	798
Total Serbia (Cost $1,361)		**1,031**
SINGAPORE 0.1%		
Common Stocks 0.0%		
Sea, ADR (USD) (1)	1,867	154
		154

Corporate Bonds 0.1%		
DBS Group Holdings, VR, 3.30% (USD) (5)(9)	310,000	299
		299
Total Singapore (Cost $608)		**453**
SOUTH AFRICA 0.8%		
Corporate Bonds 0.1%		
Eskom Holdings SOC, 6.75%, 8/6/23 (USD)	300,000	293
		293
Government Bonds 0.7%		
Republic of South Africa, 4.85%, 9/30/29 (USD)	300,000	277
Republic of South Africa, 5.375%, 7/24/44 (USD)	300,000	241
Republic of South Africa, 7.00%, 2/28/31	5,400,000	279
Republic of South Africa, 8.75%, 2/28/48	10,164,000	523
Republic of South Africa, 10.50%, 12/21/26	18,280,000	1,253
		2,573
Total South Africa (Cost $2,988)		**2,866**
SOUTH KOREA 0.0%		
Common Stocks 0.0%		
Hyundai Mobis	225	37
Total South Korea (Cost $42)		**37**
SPAIN 0.2%		
Common Stocks 0.2%		
Amadeus IT Group, Class A (1)	11,297	708
Cellnex Telecom	1,083	50
Total Spain (Cost $787)		**758**
SRI LANKA 0.1%		
Government Bonds 0.1%		
Republic of Sri Lanka, 6.85%, 11/3/25 (USD) (1)(7)	560,000	250
Total Sri Lanka (Cost $232)		**250**

SURINAME 0.3%		
Government Bonds 0.3%		
Republic of Suriname, 9.25%, 10/26/26 (USD) (1)(7)	1,200,000	1,002
Total Suriname (Cost $883)		**1,002**
SWEDEN 0.5%		
Bank Loans 0.2% (4)		
Anticimex Global, FRN, 1M USD LIBOR + 3.50%, 4.008%, 11/16/28 (USD) (10)	598,500	591
Anticimex Global, FRN, 1M USD LIBOR + 4.00%, 4.508%, 11/16/28 (USD) (6)	99,750	99
		690
Common Stocks 0.2%		
Alfa Laval (3)	2,350	66
Boliden (3)	1,603	70
Epiroc, Class B	1,498	26
Lundin Energy	733	30
Sandvik (3)	966	18
Spotify Technology (USD) (1)	383	39
Svenska Cellulosa, Class B	18,201	352
Swedbank, Class A	1,573	25
Swedish Match (3)	1,927	15
		641
Corporate Bonds 0.0%		
Verisure Holding, FRN, 3M EURIBOR + 5.00%, 5.00%, 4/15/25 (EUR) (2)	100,000	105
		105
Government Bonds 0.1%		
Kingdom of Sweden, 3.50%, 3/30/39	3,200,000	404
		404
Total Sweden (Cost $2,009)		**1,840**
SWITZERLAND 0.1%		
Common Stocks 0.1%		
Cie Financiere Richemont, Class A	440	51
Julius Baer Group	464	22
Montana Aerospace (1)	2,578	39
Nestle	937	121

Roche Holding	121	45
Zurich Insurance Group	81	37
Total Switzerland (Cost $338)		**315**
TAIWAN 0.2%		
Common Stocks 0.2%		
Taiwan Semiconductor Manufacturing	40,000	723
Total Taiwan (Cost $833)		**723**
THAILAND 0.5%		
Corporate Bonds 0.2%		
Bangkok Bank, VR, 3.733%, 9/25/34 (USD) (5)	310,000	283
Kasikornbank, VR, 3.343%, 10/2/31 (USD) (5)	310,000	286
Thaioil Treasury Center, 2.50%, 6/18/30 (USD)	310,000	255
		824
Government Bonds 0.3%		
Kingdom of Thailand, 3.60%, 6/17/67	10,500,000	262
Kingdom of Thailand, Inflation-Indexed, 1.25%, 3/12/28	30,464,000	913
		1,175
Total Thailand (Cost $2,164)		**1,999**
TRINIDAD AND TOBAGO 0.1%		
Government Bonds 0.1%		
Republic of Trinidad & Tobago, 4.50%, 8/4/26 (USD)	300,000	298
Total Trinidad and Tobago (Cost $299)		**298**
UNITED ARAB EMIRATES 0.2%		
Corporate Bonds 0.1%		
Emirates NBD Bank, VR, 6.125% (USD) (5)(9)	310,000	314
		314
Government Bonds 0.1%		
DAE Sukuk Difc, 3.75%, 2/15/26 (USD)	300,000	289
		289
Total United Arab Emirates (Cost $606)		**603**

UNITED STATES 39.2%

Asset-Backed Securities 1.5%

Amur Equipment Finance Receivables X, Series 2022-1A, Class E, 5.02%, 12/20/28 (2)	465,000	442
Blackbird Capital Aircraft Lease Securitization, Series 2016-1A, Class A, STEP, 4.213%, 12/16/41 (2)	424,695	393
Cologix Data Centers U.S. Issuer, Series 2021-1A, Class A2, 3.30%, 12/26/51 (2)	43,895	41
Elara HGV Timeshare Issuer, Series 2019-A, Class C, 3.45%, 1/25/34 (2)	75,000	71
Exeter Automobile Receivables Trust, Series 2022-2A, Class D, 4.56%, 7/17/28	340,000	338
ExteNet, Series 2019-1A, Class B, 4.14%, 7/26/49 (2)	260,000	258
FOCUS Brands Funding, Series 2018-1, Class A2, 5.184%, 10/30/48 (2)	762,350	752
Hardee's Funding, Series 2021-1A, Class A2, 2.865%, 6/20/51 (2)	267,975	236
JPMorgan Chase Bank, Series 2021-3, Class E, 2.102%, 2/26/29 (2)	397,321	386
Morgan Stanley Eaton Vance, Series 2021-1A, Class D, CLO, FRN, 3M USD LIBOR + 3.10%, 4.284%, 10/20/34 (2)	285,000	277
Neuberger Berman Loan Advisers, Series 2019-32A, Class ER, CLO, FRN, 3M USD LIBOR + 6.10%, 7.144%, 1/20/32 (2)	350,000	338
Octane Receivables Trust, Series 2021-2A, Class A, 1.21%, 9/20/28 (2)	79,694	77
Octane Receivables Trust, Series 2021-2A, Class C, 2.53%, 5/21/29 (2)	320,000	296
Octane Receivables Trust, Series 2022-1A, Class C, 5.21%, 8/21/28 (2)	610,000	610
Palmer Square, Series 2021-3A, Class E, CLO, FRN, 3M USD LIBOR + 6.15%, 6.382%, 1/15/35 (2)	250,000	241
Peace Park, Series 2021-1A, Class D, CLO, FRN, 3M USD LIBOR + 2.95%, 4.013%, 10/20/34 (2)	510,000	488
Stonepeak, Series 2021-1A, Class B, 3.821%, 2/28/33 (2)	375,460	343
		5,587

Bank Loans 9.8% (4)

Agiliti Health, FRN, 1M USD LIBOR + 2.75%, 3.50%, 1/4/26 (6)	291,487	289
Applied Systems, FRN, 1M USD LIBOR + 3.00%, 4.006%, 9/19/24	787,553	785
Applied Systems, FRN, 1M USD LIBOR + 5.50%, 6.506%, 9/19/25	375,000	374
Aretec Group, FRN, 3M USD LIBOR + 4.25%, 5.014%, 10/1/25	89,537	89
Asurion, FRN, 1M USD LIBOR + 3.13%, 3.889%, 11/3/23	1,269,489	1,263
Asurion, FRN, 1M USD LIBOR + 5.25%, 6.014%, 1/31/28	101,879	99

Asurion, FRN, 1M USD LIBOR + 5.25%, 6.014%, 1/20/29	700,000	678
Bausch Health Americas, FRN, 3M USD LIBOR + 2.75%, 3.514%, 11/27/25	753,333	748
Bausch Health Americas, FRN, 3M USD LIBOR + 3.00%, 3.764%, 6/2/25	557,584	554
Cano Health, FRN, 1M TSFR + 4.50%, 5.25%, 11/23/27	109,449	108
Charter Next Generation, FRN, 1M USD LIBOR + 3.75%, 4.514%, 12/1/27	609,003	605
CNT Holdings I, FRN, 1M USD LIBOR + 3.50%, 4.25%, 11/8/27	595,489	588
ConnectWise, FRN, 1M USD LIBOR + 3.50%, 4.264%, 9/29/28	598,500	594
Cvent, FRN, 3M USD LIBOR + 3.75%, 4.514%, 11/29/24	276,416	275
Delta Topco, FRN, 1M USD LIBOR + 7.25%, 8.00%, 12/1/28	310,000	303
Diamond, FRN, 1M USD LIBOR + 2.75%, 3.988%, 9/29/28	518,700	500
ECI Macola, FRN, 1M USD LIBOR + 3.75%, 4.756%, 11/9/27	431,076	429
Edelman Financial Engines Center, FRN, 3M USD LIBOR + 6.75%, 7.514%, 7/20/26	805,000	787
Engineered Machinery Holdings, FRN, 1M USD LIBOR + 6.00%, 7.006%, 5/21/29	465,000	463
Engineered Machinery Holdings, FRN, 1M USD LIBOR + 6.50%, 7.506%, 5/21/29	145,000	144
Epicor Software, FRN, 1M USD LIBOR + 7.75%, 8.75%, 7/31/28 (10)	605,000	616
Fertitta Entertainment, FRN, 1M TSFR + 4.00%, 4.70%, 1/12/29	500,000	497
Fleet U.S. Bidco, FRN, 1M USD LIBOR + 3.00%, 3.764%, 10/7/26	87,567	86
Heartland Dental, FRN, 3M USD LIBOR + 3.50%, 4.264%, 4/30/25	992,274	982
Hyland Software, FRN, 1M USD LIBOR + 3.50%, 4.264%, 7/1/24	691,572	689
Infinite Bidco, FRN, 1M USD LIBOR + 3.75%, 4.258%, 3/2/28	397,000	392
Infinite Bidco, FRN, 1M USD LIBOR + 7.00%, 7.508%, 3/2/29	400,000	393
IRB Holding, FRN, 1M TSFR + 3.00%, 3.75%, 12/15/27	533,870	526
Loyalty Ventures, FRN, 1M USD LIBOR + 4.50%, 5.264%, 11/3/27	178,156	173
Medline Borrower, FRN, 1M USD LIBOR + 3.25%, 4.014%, 10/23/28	835,000	820
Medline Borrower, FRN, 3M EURIBOR + 3.50%, 3.50%, 10/23/28 (EUR)	135,000	140
MH Sub I, FRN, 1M USD LIBOR + 3.75%, 4.75%, 9/13/24	655,571	652
MH Sub I, FRN, 1M USD LIBOR + 6.25%, 7.014%, 2/23/29	300,000	296
MH Sub I, FRN, 3M USD LIBOR + 3.50%, 4.264%, 9/13/24	891,481	885
MIC Glen, FRN, 1M USD LIBOR + 3.50%, 4.00%, 7/21/28	199,500	197
MIC Glen, FRN, 1M USD LIBOR + 6.75%, 7.25%, 7/20/29	800,000	786
Mitchell International, FRN, 1M USD LIBOR + 6.50%, 7.00%, 10/15/29	810,000	799
Option Care Health, FRN, 1M USD LIBOR + 2.75%, 3.514%, 10/27/28	249,375	248

Osmose Utilities Services, FRN, 1M USD LIBOR + 3.25%, 4.014%, 6/23/28	597,000	588
PetSmart, FRN, 1M USD LIBOR + 3.75%, 4.50%, 2/11/28	595,500	589
Plantronics, FRN, 3M USD LIBOR + 2.50%, 7/2/25 (10)	1,000,000	991
Planview Parent, FRN, 1M USD LIBOR + 4.00%, 5.006%, 12/17/27	767,297	756
Pro Mach Group, FRN, 1M USD LIBOR + 4.00%, 4.932%, 8/31/28 (6)(11)	613,561	610
Project Ruby Ultimate Parent, FRN, 1M USD LIBOR + 3.25%, 4.014%, 3/10/28	594,744	588
RealPage, FRN, 1M USD LIBOR + 3.25%, 4.014%, 4/24/28	860,675	846
RealPage, FRN, 3M USD LIBOR + 6.50%, 7.264%, 4/23/29	795,000	798
Rent-A-Center, FRN, 1M USD LIBOR + 3.25%, 3.813%, 2/17/28	435,699	426
Rising Tide Holdings, FRN, 1M USD LIBOR + 8.25%, 9.014%, 6/1/29	400,000	376
S2P Acquisition Borrower, FRN, 3M USD LIBOR + 4.00%, 4.764%, 8/14/26	281,165	280
Sophia, FRN, 1M USD LIBOR + 3.25%, 4.256%, 10/7/27	1,004,832	992
Sotera Health Holdings, FRN, 1M USD LIBOR + 2.75%, 3.514%, 12/11/26	800,000	791
Sovos Compliance, FRN, 1M USD LIBOR + 4.50%, 5.151%, 8/11/28 (11)	434,073	433
Tacala Investment, FRN, 1M USD LIBOR + 3.50%, 4.264%, 2/5/27	496,124	487
Tacala Investment, FRN, 1M USD LIBOR + 7.50%, 8.264%, 2/4/28	495,000	483
Tivity Health, FRN, 1M USD LIBOR + 4.25%, 6/30/28 (10)	1,000,000	995
Travel Leaders Group, FRN, 3M USD LIBOR + 4.00%, 4.764%, 1/25/24	342,332	323
Triton Water Holdings, FRN, 1M USD LIBOR + 3.50%, 4.506%, 3/31/28	794,000	770
Univision Communications, FRN, 3M USD LIBOR + 2.75%, 3.75%, 3/15/24	1,200,000	1,195
Wand NewCo 3, FRN, 1M USD LIBOR + 3.00%, 3.764%, 2/5/26	418,358	399
Waystar Technologies, FRN, 1M USD LIBOR + 4.00%, 4.764%, 10/22/26	253,063	253
Welbilt, FRN, 3M USD LIBOR + 2.50%, 3.264%, 10/23/25	2,100,000	2,088
William Morris Endeavor Entertainment, FRN, 3M USD LIBOR + 2.75%, 3.52%, 5/18/25	773,707	757
Woof Holdings, FRN, 1M USD LIBOR + 3.75%, 4.678%, 12/21/27	515,544	511
Woof Holdings, FRN, 1M USD LIBOR + 7.25%, 8.178%, 12/21/28	580,000	574
Xplornet Communications, FRN, 1M USD LIBOR + 4.00%, 4.764%, 10/2/28	164,175	161

Xplornet Communications, FRN, 1M USD LIBOR + 7.00%, 7.764%, 10/1/29 (6)	110,000	109
		37,021
Common Stocks 12.6%		
10X Genomics, Class A (1)	51	2
7 Acquisition (1)	49,900	505
AbbVie	553	81
Acadia Realty Trust, REIT	278	6
Advanced Micro Devices (1)	2,266	194
AGCO	143	18
Agilent Technologies	455	54
Air Lease	1,876	76
Air Products & Chemicals	162	38
Airbnb, Class A (1)	180	28
Akoya Biosciences (1)	1,837	17
Alamo Group	94	12
Albemarle	119	23
Alexandria Real Estate Equities, REIT	103	19
Allegiant Travel (1)	240	37
Alnylam Pharmaceuticals (1)	381	51
Alphabet, Class A (1)	240	548
Alphabet, Class C (1)	143	329
Amazon.com (1)	1,010	2,510
Ameren	237	22
American International Group	1,664	97
American Tower, REIT	529	128
Amgen	171	40
Anthem	168	84
Apellis Pharmaceuticals (1)	356	15
Apollo Global Management	690	34
Apple	5,111	806
Apple Hospitality REIT	1,004	18
Arch Capital Group (1)	659	30
Arena Fortify Acquisition, Warrants, 12/31/28 (1)	24,620	4
Arena Fortify Acquisition, Class A (1)	49,240	492
Armstrong World Industries	462	39
Arthur J Gallagher	231	39
Asana, Class A (1)	423	11
Assurant	137	25
Atlassian, Class A (1)	2,920	657
Aurora Innovation (1)	1,603	7
AvalonBay Communities, REIT	983	224
Avantor (1)	692	22
Avery Dennison	115	21
Axis Capital Holdings	598	34

Ball	768	62
Bank of America	2,806	100
Bank of New York Mellon	1,423	60
BankUnited	747	28
Barings BDC	1,481	15
Battery Future Acquisition (1)	73,400	739
Beard Energy Transition Acquisition (1)	74,100	748
Becton Dickinson & Company	248	61
Belden	1,506	78
Bill.com Holdings (1)	1,297	221
Biogen (1)	86	18
Black Knight (1)	211	14
Block, Class A (1)	1,987	198
Blueprint Medicines (1)	223	13
Boeing (1)	577	86
Booking Holdings (1)	49	108
BRC, Warrants, 2/9/27 (1)	2,221	12
Bright Horizons Family Solutions (1)	1,512	173
Bruker	473	27
Bullpen Parlay Acquisition (1)	72,300	725
Burlington Stores (1)	341	69
C4 Therapeutics (1)	418	4
Cactus, Class A	435	22
Camden Property Trust, REIT	145	23
Canva, Acquisition Date: 8/16/21 - 12/22/21, Cost $245 (1)(6)(8)	144	197
Capital One Financial	601	75
Capitalworks Emerging Markets Acquisition (1)	72,800	736
Capri Holdings (1)	701	33
Carvana (1)	221	13
Catalent (1)	229	21
Caterpillar	99	21
Cboe Global Markets	239	27
CC Neuberger Principal Holdings III, Warrants, 12/31/27 (1)	8,398	5
CC Neuberger Principal Holdings III, Class A (1)	41,992	413
Cedar Fair (1)	744	40
Centene (1)	1,090	88
Cerevel Therapeutics Holdings (1)	488	14
Ceridian HCM Holding (1)	221	12
CF Industries Holdings	225	22
ChampionX	679	14
Charles Schwab	20,543	1,363
Charter Communications, Class A (1)	260	111
Chevron	647	101
Chipotle Mexican Grill (1)	44	64
Chubb	562	116
Cigna	224	55

Citigroup	1,383	67
Citizens Financial Group	571	22
CME Group	1,926	422
CMS Energy	322	22
CNA Financial	598	28
Coca-Cola	2,057	133
Comcast, Class A	1,953	78
Concord Acquisition Corp III (1)	49,500	500
Confluent, Class A (1)	1,569	49
ConocoPhillips	2,572	246
Cooper	56	20
Costco Wholesale	238	127
Coupa Software (1)	106	9
Crowdstrike Holdings, Class A (1)	386	77
Crown Castle International, REIT	543	101
CubeSmart, REIT	398	19
Cummins	642	121
Danaher	524	132
Darling Ingredients (1)	448	33
Datadog, Class A (1)	455	55
Deere	57	22
Denali Therapeutics (1)	390	9
Devon Energy	1,272	74
Dexcom (1)	75	31
Dime Community Bancshares	720	23
Dollar General	713	169
Dollar Tree (1)	212	34
Dominion Energy	286	23
DoorDash, Class A (1)	2,459	200
Douglas Emmett, REIT	465	14
Doximity, Class A (1)	426	17
DraftKings, Class A (1)	662	9
East West Bancorp	527	38
Element Solutions	1,074	22
elf Beauty (1)	1,195	29
Eli Lilly	2,052	599
Encore Capital Group (1)	561	32
Entegris	170	19
EOG Resources	1,770	207
EQRx, Warrants, 12/31/28 (1)	2,200	2
Equinix, REIT	160	115
Equitable Holdings	1,380	40
Equity LifeStyle Properties, REIT	306	24
Equity Residential, REIT	2,712	221
Essex Property Trust, REIT	78	26
Estee Lauder, Class A	1,360	359

Etsy (1)	203	19
Eucrates Biomedical Acquisition (1)	9,800	97
Eucrates Biomedical Acquisition, Warrants, 12/14/25 (1)	3,266	1
Euronet Worldwide (1)	430	52
Exact Sciences (1)	7,208	397
Exelixis (1)	663	15
Expedia Group (1)	2,679	468
Fate Therapeutics (1)	329	9
FedEx	554	110
Fifth Third Bancorp	1,412	53
Figs, Class A (1)	1,171	18
First American Financial	277	16
Fiserv (1)	247	24
Five9 (1)	903	99
Floor & Decor Holdings, Class A (1)	314	25
FMC	1,716	227
Freshpet (1)	2,167	202
Games & Esports Experience Acquisition (1)	72,400	736
Generac Holdings (1)	258	57
General Electric	15,522	1,157
Goldman Sachs Group	256	78
Green Visor Financial Technology Acquisition I, Warrants, 5/8/23 (1)	24,900	6
Green Visor Financial Technology Acquisition I, Class A (1)	49,800	500
Guardant Health (1)	216	13
Hanover Insurance Group	150	22
Hartford Financial Services Group	1,080	76
HashiCorp, Class A (1)(3)	687	32
HCA Healthcare	150	32
Hess	464	48
Hilton Worldwide Holdings (1)	562	87
Hologic (1)	606	44
Home BancShares	574	12
Home Depot	697	209
Honeywell International	868	168
Hubbell	109	21
HubSpot (1)	998	379
Humana	160	71
Huntington Bancshares	5,370	71
Incyte (1)	552	41
Infinite Acquisition (1)	74,909	753
Ingersoll Rand	1,939	85
Insmed (1)	758	17
Insulet (1)	97	23
Intellia Therapeutics (1)	140	7
International Paper	822	38

Intuit	148	62
Intuitive Surgical (1)	1,531	366
Ionis Pharmaceuticals (1)	408	15
JB Hunt Transport Services	199	34
JBG SMITH Properties, REIT	1,044	28
Kemper	252	12
Keurig Dr Pepper	937	35
Kilroy Realty, REIT	141	10
KKR	621	32
Liberty Energy, Class A (1)	2,466	40
Liberty Media Acquisition, Class A (1)	10,040	100
Liberty Media Acquisition, Class A, Warrants, 12/31/27 (1)	2,008	1
Liberty Media-Liberty Formula One, Class C (1)	8,181	510
Linde	357	111
Live Nation Entertainment (1)	711	75
Lululemon Athletica (1)	148	52
Magnolia Oil & Gas, Class A	1,113	26
Marsh & McLennan	310	50
Martin Marietta Materials	60	21
Mastercard, Class A	2,798	1,017
McDonald's	386	96
McLaren Technology Acquisition, Warrants, 3/3/23 (1)	24,800	6
McLaren Technology Acquisition, Class A (1)	49,600	497
Merck	867	77
Meta Platforms, Class A (1)	942	189
MetLife	729	48
Mettler-Toledo International (1)	6	8
MGM Resorts International	838	34
Microsoft	3,054	848
Middleby (1)	708	109
Mirati Therapeutics (1)	51	3
Moderna (1)	225	30
Molina Healthcare (1)	188	59
Mondelez International, Class A	964	62
MongoDB (1)	1,062	377
Monster Beverage (1)	522	45
Morgan Stanley	682	55
Mueller Water Products, Class A	4,558	55
Nabors Energy Transition (1)	50,400	511
Netflix (1)	177	34
Neurocrine Biosciences (1)	106	10
NextEra Energy	360	26
NIKE, Class B	3,565	445
Norfolk Southern	350	90
NVIDIA	1,775	329
Okta (1)	2,027	242

Olaplex Holdings (1)	3,905	57
Onyx Acquisition I, Warrants, 1/7/23 (1)	24,800	5
Onyx Acquisition I, Class A (1)	49,600	497
Opendoor Technologies, Class A (1)	4,520	32
O'Reilly Automotive (1)	75	45
Ortho Clinical Diagnostics Holdings (1)	943	17
Outset Medical (1)	208	7
Pacific Biosciences of California (1)	1,007	6
Pacific Premier Bancorp	523	16
Packaging Corp. of America	396	64
Patreon, Acquisition Date: 10/14/21, Cost $9 (1)(6)(8)	165	9
Paycom Software (1)	213	60
Paylocity Holding (1)	574	109
PayPal Holdings (1)	85	7
Penumbra (1)	125	22
Pfizer	1,476	72
Phreesia (1)	250	6
Pinnacle Financial Partners	461	36
Pioneer Natural Resources	326	76
PNC Financial Services Group	110	18
Popular	552	43
Power & Digital Infrastructure Acquisition II (1)	73,800	748
PRA Group (1)	509	21
Procter & Gamble	778	125
Prologis, REIT	1,529	245
PROOF Acquisition I (1)	72,800	733
Public Storage, REIT	93	35
Quaker Chemical	418	68
Quanta Services	265	31
Raymond James Financial	450	44
RCF Acquisition (1)	49,700	503
Regency Centers, REIT	217	15
Regeneron Pharmaceuticals (1)	122	80
RenaissanceRe Holdings	235	34
Rent the Runway, Class A (1)	1,603	10
Rexford Industrial Realty, REIT	274	21
Rivian Automotive, Class A (1)(3)	4,249	128
ROBLOX, Class A (1)(3)	4,815	148
Roper Technologies	304	143
Royalty Pharma, Class A	430	18
RPM International	478	40
Saia (1)	196	40
Salesforce (1)	584	103
Sandy Spring Bancorp	170	7
SBA Communications, REIT	526	183
Sculptor Acquisition I (1)	72,241	730

Seacoast Banking	449	15
Seagen (1)	311	41
Sealed Air	1,268	81
Seaport Global Acquisition II (1)	49,251	497
Seer (1)(3)	1,721	13
Selective Insurance Group	321	26
Sempra Energy	2,244	362
ServiceNow (1)	1,158	554
Sherwin-Williams	1,429	393
Shoals Technologies Group, Class A (1)	1,515	15
Shockwave Medical (1)	231	35
Signature Bank	1,876	454
Simon Property Group, REIT	123	15
SL Green Realty, REIT (3)	53	4
Snap, Class A (1)	4,357	124
Snowflake, Class A (1)	1,218	209
Socure, Acquisition Date: 12/22/21, Cost $1 (1)(6)(8)	89	1
Southwest Airlines (1)	6,100	285
Starbucks	701	52
State Street	898	60
Stericycle (1)	709	36
Stryker	371	90
Sun Country Airlines Holdings (1)	1,520	42
Synopsys (1)	338	97
T-Mobile U.S. (1)	6,466	796
Teleflex	96	27
Terreno Realty, REIT	204	15
Tesla (1)	634	552
Textron	680	47
Thermo Fisher Scientific	347	192
Thermon Group Holdings (1)	838	13
Toast, Class A (1)	1,131	21
Trade Desk, Class A (1)	563	33
Trinity Capital	907	15
Twilio, Class A (1)	486	54
Ultragenyx Pharmaceutical (1)	1,825	129
Union Pacific	84	20
United Parcel Service, Class B	880	158
UnitedHealth Group	2,580	1,312
UTA Acquisition (1)	48,300	502
Veeva Systems, Class A (1)	215	39
Velocity Acquisition, Warrants, 2/26/27 (1)	8,054	2
Velocity Acquisition, Class A (1)	24,163	237
VeriSign (1)	299	53
Vertex Pharmaceuticals (1)	682	186
Virtus Investment Partners	101	18

Visa, Class A	95	20
VMG Consumer Acquisition (1)	49,232	496
Voya Financial	626	40
Vulcan Materials	117	20
Walt Disney (1)	533	59
Warby Parker, Class A (1)	405	9
Warner Music Group, Class A	589	18
Webster Financial	554	28
Wells Fargo	2,791	122
Welltower, REIT	351	32
West Pharmaceutical Services	167	53
Western Alliance Bancorp	6,494	494
Westrock	420	21
Wingstop	212	19
Xcel Energy	331	24
Xometry, Class A (1)	413	14
Zentalis Pharmaceuticals (1)	279	7
Zoom Video Communications, Class A (1)	990	99
		47,612
Convertible Bonds 0.2%		
Apellis Pharmaceuticals, 3.50%, 9/15/26	205,000	296
DISH Network, 3.375%, 8/15/26	97,000	84
Radius Health, 3.00%, 9/1/24	375,000	361
		741
Convertible Preferred Stocks 0.2%		
ABL Space Systems, Series B-2, Acquisition Date: 10/22/21, Cost $91 (1)(6)(8)	1,345	91
Canva, Series A, Acquisition Date: 11/4/21 - 12/17/21, Cost $13 (1)(6)(8)	8	11
Canva, Series A-3, Acquisition Date: 12/17/21, Cost $2 (1)(6)(8)	1	1
CELLINK, Series D, Acquisition Date: 1/20/22, Cost $9 (1)(6)(8)	423	9
Coalition, Series E, Acquisition Date: 9/7/21, Cost $23 (1)(6)(8)	1,376	23
Databricks, Series H, Acquisition Date: 8/31/21, Cost $60 (1)(6)(8)	272	45
Eikon Therapeutics, Series B, Acquisition Date: 12/3/21, Cost $6 (1)(6)(8)	330	6
Epirus, Series C-2, Acquisition Date: 1/28/22, Cost $11 (1)(6)(8)	1,889	11
Formagrid, Series F, Acquisition Date: 12/8/21, Cost $41 (1)(6)(8)	222	33
Freenome Holdings, Series D, Acquisition Date: 11/22/21, Cost $26 (1)(6)(8)	3,412	26
Generate Bio, Series B, Acquisition Date: 9/2/21, Cost $8 (1)(6)(8)	666	8
Kobold Metals, Series B-1, Acquisition Date: 1/10/22, Cost $11 (1)(6)(8)	384	11

Laronde, Series B, Acquisition Date: 7/28/21, Cost $5 (1)(6)(8)	162	5
Lilac Solutions, Series B, Acquisition Date: 9/8/21, Cost $15 (1)(6)(8)	1,156	15
NextEra Energy, 5.279%, 3/1/23	769	36
Nuro, Series D, Acquisition Date: 10/29/21, Cost $26 (1)(6)(8)	1,232	26
Patreon, Series D, Acquisition Date: 10/21/21, Cost $13 (1)(6)(8)	238	13
Rappi, Series E, Acquisition Date: 9/8/20, Cost $109 (1)(6)(8)	1,822	94
Rappi, Series F, Acquisition Date: 7/8/21, Cost $34 (1)(6)(8)	534	27
Socure, Series A, Acquisition Date: 12/22/21, Cost $2 (1)(6)(8)	109	2
Socure, Series A-1, Acquisition Date: 12/22/21, Cost $1 (1)(6)(8)	89	1
Socure, Series B, Acquisition Date: 12/22/21, Cost $— (1)(6)(8)	2	—
Socure, Series E, Acquisition Date: 10/27/21, Cost $3 (1)(6)(8)	207	3
Southern, Series 2019, 6.75%, 8/1/22	654	36
		533
Corporate Bonds 8.1%		
Alphabet, 2.05%, 8/15/50	229,000	158
Ardagh Packaging Finance, 5.25%, 4/30/25 (2)	2,400,000	2,376
Bausch Health, 6.125%, 4/15/25 (2)	2,136,000	2,136
Bausch Health Americas, 9.25%, 4/1/26 (2)	800,000	793
Berkshire Hathaway Finance, 2.50%, 1/15/51	227,000	160
Calpine, 3.75%, 3/1/31 (2)	915,000	771
Cano Health, 6.25%, 10/1/28 (2)	200,000	184
Carpenter Technology, 7.625%, 3/15/30	255,000	259
CD&R Smokey Buyer, 6.75%, 7/15/25 (2)	170,000	173
CDK Global, 4.875%, 6/1/27	500,000	504
Cedar Fair, 5.50%, 5/1/25 (2)	600,000	603
Change Healthcare Holdings, 5.75%, 3/1/25 (2)	2,400,000	2,394
Chubb INA Holdings, 2.85%, 12/15/51	211,000	161
Citrix Systems, 1.25%, 3/1/26	125,000	121
Citrix Systems, 3.30%, 3/1/30	1,200,000	1,182
DISH DBS, 5.125%, 6/1/29	795,000	616
FXI Holdings, 12.25%, 11/15/26 (2)	800,000	854
Global Net Lease, 3.75%, 12/15/27 (2)	800,000	718
GPD, 10.125%, 4/1/26 (2)	450,000	470
Hightower Holding, 6.75%, 4/15/29 (2)	245,000	233
Home Depot, 2.375%, 3/15/51	235,000	163
Home Point Capital, 5.00%, 2/1/26 (2)(3)	285,000	226
Jane Street Group, 4.50%, 11/15/29 (2)	520,000	481
LCPR Senior Secured Financing, 5.125%, 7/15/29 (2)	430,000	390
LCPR Senior Secured Financing, 5.125%, 7/15/29	310,000	281
LSF9 Atlantis Holdings, 7.75%, 2/15/26 (2)	290,000	259
Mozart Debt Merger, 5.25%, 10/1/29 (2)(3)	405,000	352
NGL Energy Operating, 7.50%, 2/1/26 (2)	415,000	390
NGL Energy Partners, 7.50%, 11/1/23 (3)	35,000	32
Nielsen Finance, 4.75%, 7/15/31 (2)	115,000	109

Nielsen Luxembourg, 5.00%, 2/1/25 (2)	500,000	499
Option Care Health, 4.375%, 10/31/29 (2)	815,000	733
Pacific Gas & Electric, 4.95%, 7/1/50	155,000	129
Papa John's International, 3.875%, 9/15/29 (2)(3)	405,000	359
Peninsula Pacific Entertainment, 8.50%, 11/15/27 (2)	1,000,000	1,095
PetSmart, 7.75%, 2/15/29 (2)	500,000	497
PG&E, 5.00%, 7/1/28	40,000	37
Photo Holdings Merger Sub, 8.50%, 10/1/26 (2)	530,000	490
PMHC II, 9.00%, 2/15/30 (2)	465,000	378
PRA Group, 7.375%, 9/1/25 (2)	395,000	408
Rivian Holdings, FRN, 6M USD LIBOR + 5.625%, 7.177%, 10/15/26 (2)	810,000	788
Salesforce, 3.05%, 7/15/61	209,000	160
Service Properties Trust, 4.50%, 6/15/23	500,000	490
Service Properties Trust, 4.65%, 3/15/24	700,000	662
Service Properties Trust, 7.50%, 9/15/25	600,000	598
Teekay Offshore Partners, 8.50%, 7/15/23 (2)	170,000	94
Tenneco, 5.125%, 4/15/29 (2)	405,000	394
Transocean Phoenix 2, 7.75%, 10/15/24 (2)	49,500	50
Transocean Pontus, 6.125%, 8/1/25 (2)	24,600	24
Transocean Proteus, 6.25%, 12/1/24 (2)	212,500	209
Tutor Perini, 6.875%, 5/1/25 (2)(3)	500,000	467
U.S. Airways PTT, Series 2013-1, Class A, 3.95%, 11/15/25	53,509	51
United Airlines, 4.375%, 4/15/26 (2)	375,000	361
Univision Communications, 9.50%, 5/1/25 (2)	500,000	522
Verizon Communications, 3.55%, 3/22/51	150,000	124
Verscend Escrow, 9.75%, 8/15/26 (2)	1,000,000	1,030
Visa, 2.00%, 8/15/50 (3)	237,000	161
Vistra, VR, 7.00% (2)(5)(9)	197,000	192
Vistra, VR, 8.00% (2)(5)(9)	205,000	205
Welbilt, 9.50%, 2/15/24	800,000	803
Yum! Brands, 5.375%, 4/1/32	1,140,000	1,093
		30,652

Equity Mutual Funds 0.8%

Invesco Senior Loan ETF (3)	125,000	2,695
Real Estate Select Sector SPDR Fund (3)	6,850	319
		3,014

Municipal Securities 0.6%

Colorado HFA, Covenant Living Community, Series B, 4.48%, 12/1/40	250,000	250
Illinois, Build America, GO, 7.10%, 7/1/35	165,000	187
Michigan Tobacco Settlement Fin. Auth., Series B, Zero Coupon, 6/1/46	30,000	3

Port Beaumont Navigation Dist., Jefferson Gulf Coast, Series B, 6.00%, 1/1/25 (2)	225,000	227
Puerto Rico Commonwealth, GO, VR, 11/1/43 (1)(12)	914,872	476
Puerto Rico Commonwealth, Restructured, Series A, GO, Zero Coupon, 7/1/24	23,451	21
Puerto Rico Commonwealth, Restructured, Series A, GO, Zero Coupon, 7/1/33	58,668	33
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 4.00%, 7/1/33	45,589	42
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 4.00%, 7/1/35	40,979	38
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 4.00%, 7/1/37	35,170	32
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 4.00%, 7/1/41	47,818	43
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 4.00%, 7/1/46	49,730	44
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 5.25%, 7/1/23	50,917	52
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 5.375%, 7/1/25	50,774	52
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 5.625%, 7/1/27	50,314	53
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 5.625%, 7/1/29	49,497	53
Puerto Rico Commonwealth, Restructured, Series A-1, GO, 5.75%, 7/1/31	48,077	53
Puerto Rico Electric Power Auth., Build America, 5.95%, 7/1/30 (1)(13)	45,000	40
Puerto Rico Electric Power Auth., Build America, 6.05%, 7/1/32 (1)(13)	290,000	257
Tobacco Settlement Fin., Series A-1, 6.706%, 6/1/46	290,000	290
Tobacco Settlement Fin. Auth., Series B, 4.875%, 6/1/49	115,000	108
Tobacco Settlement Fin. Auth., Series B, Zero Coupon, 6/1/47	500,000	45
		2,399
Non-U.S. Government Mortgage-Backed Securities 2.6%		
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class D, ARM, 1M USD LIBOR + 2.75%, 3.304%, 9/15/38 (2)	515,000	506
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class E, ARM, 1M USD LIBOR + 3.75%, 4.304%, 9/15/38 (2)	100,000	98
BBCMS Mortgage Trust, Series 2019-BWAY, Class E, ARM, 1M USD LIBOR + 2.85%, 3.404%, 11/15/34 (2)	130,000	122
BFLD, Series 2019-DPLO, Class F, ARM, 1M USD LIBOR + 2.54%, 3.094%, 10/15/34 (2)	85,000	82

BIG Commercial Mortgage Trust, Series 2022-BIG, Class C, ARM, 1M TSFR + 2.34%, 2.849%, 2/15/39 (2)	315,000	312
BPR Trust, Series 2021-NRD, Class E, ARM, 1M TSFR + 5.621%, 6.143%, 12/15/23 (2)	175,000	171
BX Commercial Mortgage Trust, Series 2019-IMC, Class E, ARM, 1M USD LIBOR + 2.15%, 2.704%, 4/15/34 (2)	160,000	154
BX Trust, Series 2021-VIEW, Class F, ARM, 1M USD LIBOR + 3.93%, 4.484%, 6/15/23 (2)	160,000	154
CAFL, Series 2021-RTL1, Class A2, CMO, STEP, 3.104%, 3/28/29 (2)	830,000	767
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65C, ARM, 4.123%, 5/15/52 (2)	125,000	115
Cantor Commercial Real Estate Lending, Series 2019-CF1, Class 65D, ARM, 4.66%, 5/15/52 (2)	80,000	70
Commercial Mortgage Trust, Series 2014-CR19, Class E, ARM, 4.354%, 8/10/47 (2)	175,000	154
Connecticut Avenue Securities Trust, Series 2022-R01, Class 1B1, CMO, ARM, SOFR30A + 3.15%, 3.439%, 12/25/41 (2)	480,000	446
Connecticut Avenue Securities Trust, Series 2022-R01, Class 1M1, CMO, ARM, SOFR30A + 1.00%, 1.289%, 12/25/41 (2)	192,355	190
Connecticut Avenue Securities Trust, Series 2022-R02, Class 2B1, CMO, ARM, SOFR30A + 4.50%, 4.789%, 1/25/42 (2)	540,000	512
Connecticut Avenue Securities Trust, Series 2022-R03, Class 1M1, CMO, ARM, SOFR30A + 2.10%, 2.389%, 3/25/42 (2)	370,694	371
Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M1, CMO, ARM, SOFR30A + 2.00%, 2.289%, 3/25/42 (2)	331,179	331
Connecticut Avenue Securities Trust, Series 2022-R04, Class 1M2, CMO, ARM, SOFR30A + 3.10%, 3.389%, 3/25/42 (2)	60,000	60
Credit Suisse Mortgage Trust, Series 2020-TMIC, Class C, ARM, 1M USD LIBOR + 6.75%, 7.304%, 12/15/35 (2)	100,000	100
Ellington Financial Mortgage Trust, Series 2021-2, Class B1, CMO, ARM, 3.202%, 6/25/66 (2)	265,000	227
Finance of America HECM Buyout, Series 2022-HB1, Class M3, ARM, 5.084%, 2/25/32 (2)	460,000	446
Great Wolf Trust, Series 2019-WOLF, Class F, ARM, 1M USD LIBOR + 3.131%, 3.685%, 12/15/36 (2)	180,000	172
SLIDE, Series 2018-FUN, Class E, ARM, 1M USD LIBOR + 2.55%, 3.104%, 6/15/31 (2)	993,713	964
Structured Agency Credit Risk Debt Notes, Series 2022-DNA2, Class M1A, CMO, ARM, SOFR30A + 1.30%, 1.589%, 2/25/42 (2)	140,793	140
Structured Agency Credit Risk Debt Notes, Series 2022-DNA2, Class M2, CMO, ARM, SOFR30A + 3.75%, 4.039%, 2/25/42 (2)	665,000	655
Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1A, CMO, ARM, SOFR30A + 2.00%, 2.251%, 4/25/42 (2)	495,000	495
Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1B, CMO, ARM, SOFR30A + 2.90%, 3.151%, 4/25/42 (2)	195,000	195

SECURITIES LENDING COLLATERAL 1.8%

INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH JPMORGAN CHASE BANK 0.2%		
Money Market Funds 0.2%		
T. Rowe Price Government Reserve Fund, 0.32% (14)(15)	828,277	828
Total Investments in a Pooled Account through Securities Lending Program with JPMorgan Chase Bank		**828**
INVESTMENTS IN A POOLED ACCOUNT THROUGH SECURITIES LENDING PROGRAM WITH STATE STREET BANK AND TRUST COMPANY 1.6%		
Money Market Funds 1.6%		
T. Rowe Price Government Reserve Fund, 0.32% (14)(15)	5,784,052	5,784
Total Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company		**5,784**
Total Securities Lending Collateral (Cost $6,612)		**6,612**

(Amounts in 000s, except for contracts)

OPTIONS PURCHASED 0.4%

Exchange-Traded Options Purchased 0.1%

Description	Contracts	Notional Amount	$ Value
GameStop, Put, 5/20/22 @ $55.00 (1)	48	600	1
iShares iBoxx High Yield Corporate Bond ETF, Put, 6/17/22 @ $75.00 (1)	1,867	14,662	165
iShares Russell 2000 ETF, Put, 6/17/22 @ $140.00 (1)	689	12,743	52
SPDR S&P 500 ETF Trust, Put, 6/17/22 @ $300.00 (1)	324	14,422	42
Take-Two Interactive Software, Put, 7/15/22 @ $155.00 (1)	15	179	55
Xtrackers Harvest CSI 300 China A-Shares ETF, Call, 7/15/22 @ $37.00 (1)	1,978	5,930	19
Xtrackers Harvest CSI 300 China A-Shares ETF, Call, 10/21/22 @ $37.00 (1)	419	1,256	13
Total Exchange-Traded Options Purchased (Cost $567)			347

OTC Options Purchased 0.3%

Counterparty	Description	Contracts	Notional Amount	$ Value
Barclays Bank	S&P 500 Index, Put, 6/17/22 @ $4,200.00 (1)	10	4,132	195

BNP Paribas	EUR Call / USD Put, 10/3/22 @ $1.15 (1)	1	1,060	2
Citibank	10 Year Interest Rate Swap, 2/14/33 Pay Fixed 1.60% Annually, Receive Variable 0.69% (GBP SONIA) Annually, 2/14/23 @ 1.60%* (GBP) (1)	1	780	49
Citibank	10 Year Interest Rate Swap, 2/24/33 Pay Fixed 1.60% Annually, Receive Variable 0.69% (GBP SONIA) Annually, 2/24/23 @ 1.60%* (GBP) (1)	1	980	62
Citibank	10 Year Interest Rate Swap, 9/19/32 Pay Fixed 2.50% Annually, Receive Variable 0.28% (SOFR) Annually, 9/15/22 @ 2.50%* (1)	3	5,372	203
Citibank	Credit Default Protection Bought (Relevant Credit: Markit CDX. NA.IG-S38, 5 Year Index, 6/20/27), Pay 1.00% Quarterly, Received upon credit default, 5/18/22 @ 0.80%* (1)	2	9,095	8
Credit Suisse	Credit Default Protection Bought (Relevant Credit: Markit CDX. NA.IG-S37, 5 Year Index, 12/20/26), Pay 1.00% Quarterly, Received upon credit default, 5/18/22 @ 0.90%* (1)	1	5,450	5

HSBC Bank	USD Call / KRW Put, 5/2/22 @ 1,225.00 (1)	1	2,070	62
Morgan Stanley	EUR Call / USD Put, 10/3/22 @ $1.15 (1)	1	1,060	2
Morgan Stanley	NASDAQ 100 Index, Put, 6/17/22 @ $12,400.00 (1)	1	1,285	48
Morgan Stanley	NASDAQ 100 Index, Put, 6/17/22 @ $13,000.00 (1)	1	1,285	73
Morgan Stanley	S&P 500 Index, Put, 7/15/22 @ $4,200.00 (1)	6	2,479	138
Morgan Stanley	S&P 500 Index, Put, 7/15/22 @ $4,250.00 (1)	3	1,240	76
Total OTC Options Purchased (Cost $454)				923
Total Options Purchased (Cost $1,021)				**1,270**
Total Investments in Securities				
97.1% of Net Assets (Cost $379,957)				**$ 366,105**

‡ Country classifications are generally based on MSCI categories or another unaffiliated third party data provider; Shares/Par and Notional Amount are denominated in the currency of the country presented unless otherwise noted.

* Exercise Spread

(1) Non-income producing

(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. Total value of such securities at period-end amounts to $49,602 and represents 13.1% of net assets.

(3) See Note 4. All or a portion of this security is on loan at April 30, 2022.

(4) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects the weighted average rate of the settled positions.

(5) Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(6) See Note 2. Level 3 in fair value hierarchy.

(7) Security is in default or has failed to make a scheduled interest and/or principal payment.

(8) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to $675 and represents 0.2% of net assets.

(9) Perpetual security with no stated maturity date.

(10) All or a portion of this loan is unsettled as of April 30, 2022. The interest rate for unsettled loans will be determined upon settlement after period end.

(11) A portion of the position represents an unfunded commitment; a liability to fund the commitment has been recognized. The fund's total unfunded commitment at April 30, 2022, was $104 and was valued at $104 (0.0% of net assets).

(12) Contingent value instrument that only pays out if a portion of the territory's Sales and Use Tax outperforms the projections in the Oversight Board's Certified Fiscal Plan.

(13) Issuer is currently in a bankruptcy reorganization proceeding; the amount and timing of future distributions is uncertain.

(14) Seven-day yield

(15) Affiliated Companies

1M CAD CDOR	One month CAD CDOR (Canadian Dollar offered rate)
1M CHF LIBOR	One month CHF LIBOR (London interbank offered rate)
1M DKK CIBOR	One month DKK CIBOR (Copenhagen interbank offered rate)
1M EURIBOR	One month EURIBOR (Euro interbank offered rate)
1M GBP LIBOR	One month GBP LIBOR (London interbank offered rate)
1M HKD HIBOR	One month HKD HIBOR (Hong Kong interbank offered rate)
1M JPY LIBOR	One month JPY LIBOR (London interbank offered rate)
1M NDBB	One month NZD bank bill
1M NOK NIBOR	One month NOK NIBOR (Norwegian interbank offered rate)
1M SEK STIBOR	One month SEK STIBOR (Stockholm interbank offered rate)
1M TSFR	One month term SOFR (Secured overnight financing rate)
1M USD LIBOR	One month USD LIBOR (London interbank offered rate)
3M CAD CDOR	Three month CAD CDOR (Canadian Dollar offered rate)
3M EURIBOR	Three month EURIBOR (Euro interbank offered rate)
3M HKD HIBOR	Three month HKD HIBOR (Hong Kong interbank offered rate)
3M NDBB	Three month NZD bank bill
3M USD LIBOR	Three month USD LIBOR (London interbank offered rate)
6M PLN WIBOR	Six month PLN WIBOR (Warsaw interbank offered rate)
6M USD LIBOR	Six month USD LIBOR (London interbank offered rate)
1M ADBB	One month AUD bank bill
ADR	American Depositary Receipts
ARM	Adjustable Rate Mortgage (ARM); rate shown is effective rate at period-end. The rates for certain ARMs are not based on a published reference rate and spread but may be determined using a formula based on the rates of the underlying loans.

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLO	Collateralized Loan Obligation
CLP	Chilean Peso
CMO	Collateralized Mortgage Obligation
CNH	Offshore China Renminbi
COP	Colombian Peso
CPI	Consumer Price Index
CVA	Dutch Certificate (Certificaten Van Aandelen)
CZK	Czech Koruna
DKK	Danish Krone
EGP	Egyptian Pound
ESTR	Euro short-term rate
ETF	Exchange-Traded Fund
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
GBP SONIA	Sterling Overnight Index Average
GO	General Obligation
HFA	Health Facility Authority
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXIBTIIE	Mexican Interbank 28 day interest rate
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
OTC	Over-the-counter
PEN	Peruvian New Sol
PHP	Philippines Peso
PLN	Polish Zloty
PTT	Pass-Through Trust
REIT	A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder
RON	New Romanian Leu
RSD	Serbian Dinar
SEK	Swedish Krona
SGD	Singapore Dollar

(Amounts in 000s)

SWAPS (0.3)%				
Description	Notional Amount	$ Value	Upfront Payments/ $ (Receipts)**	Unrealized $ Gain/(Loss)
BILATERAL SWAPS (0.3)%				
Credit Default Swaps, Protection Bought 0.2%				
France (0.0)%				
BNP Paribas, Protection Bought (Relevant Credit: Sanofi), Pay 1.00% Quarterly, Receive upon credit default, 6/20/26	190	(6)	(8)	2
Total France			**(8)**	**2**
United States 0.2%				
Bank of America, Protection Bought (Relevant Credit: Markit CDX.NA.HY-S37, 5 Year Index), Pay 5.00% Quarterly, Receive upon credit default, 12/20/26	250	(22)	(28)	6
Bank of America, Protection Bought (Relevant Credit: Markit CDX.NA.HY-S37, 5 Year Index), Pay 5.00% Quarterly, Receive upon credit default, 12/21/26	1,675	(148)	(215)	67
Goldman Sachs, Protection Bought (Relevant Credit: Markit CDX.NA.HY-S37, 5 Year Index), Pay 5.00% Quarterly, Receive upon credit default, 12/20/26	780	(69)	(76)	7
Goldman Sachs, Protection Bought (Relevant Credit: Markit CDX.NA.HY-S37, 5 Year Index), Pay 5.00% Quarterly, Receive upon credit default, 12/20/26	260	(23)	(23)	–
Goldman Sachs, Protection Bought (Relevant Credit: Markit CMBX. NA.BBB-S14, 40 Year Index), Pay 3.00% Monthly, Receive upon credit default, 12/16/72	1,000	139	47	92
JPMorgan Chase, Protection Bought (Relevant Credit: Markit CDX.NA.HY-S37, 5 Year Index), Pay 5.00% Quarterly, Receive upon credit default, 12/20/26	300	(27)	(35)	8
Morgan Stanley, Protection Bought (Relevant Credit: Markit CDX.NA.HY-S37, 5 Year Index), Pay 5.00% Quarterly, Receive upon credit default, 12/20/26	520	(46)	(46)	–

Goldman Sachs, Receive Underlying Reference: Sampo Monthly, Pay Variable (0.183)% (EUR ESTR + 0.40%) Monthly, 1/17/24	888	(18)	—	(18)
Total Finland			**—**	**(19)**
France 0.0%				
Bank of America, Pay Underlying Reference: Credit Agricole Monthly, Receive Variable (0.930)% (EUR ESTR + (0.35)%) Monthly, 1/17/24	245	(10)	—	(10)
Bank of America, Pay Underlying Reference: L'Oreal Monthly, Receive Variable (0.930)% (EUR ESTR + (0.35)%) Monthly, 1/17/24	1,120	41	—	41
Bank of America, Receive Underlying Reference: Legrand Monthly, Pay Variable (0.233)% (1M EURIBOR + 0.35%) Monthly, 1/17/24	356	13	—	13
Bank of America, Receive Underlying Reference: Thales Monthly, Pay Variable (0.233)% (1M EURIBOR + 0.35%) Monthly, 1/17/24	392	(21)	—	(21)
Citibank, Pay Underlying Reference: Air Liquide Monthly, Receive Variable (0.930)% (EUR ESTR + (0.35)%) Monthly, 1/17/24	297	(6)	—	(6)
Citibank, Pay Underlying Reference: Hermes International Monthly, Receive Variable (0.930)% (EUR ESTR + (0.35)%) Monthly, 1/17/24	296	26	—	26
Citibank, Receive Underlying Reference: TotalEnergies Monthly, Pay Variable (0.184)% (EUR ESTR + 0.40%) Monthly, 1/17/24	598	22	—	22
Morgan Stanley, Pay Underlying Reference: Remy Cointreau Monthly, Receive Variable (0.930)% (EUR ESTR + (0.35)%) Monthly, 1/17/24	1,043	(8)	—	(8)
UBS Investment Bank, Receive Underlying Reference: Sanofi Monthly, Pay Variable (0.234)% (1M EURIBOR + 0.35%) Monthly, 1/17/24	754	(25)	—	(25)
Total France			**—**	**32**

Morgan Stanley, Pay Underlying Reference: Kobe Bussan Monthly, Receive Variable (0.440)% (JPY TONA + (0.42)%) Monthly, 1/17/24	37,274	(1)	—	(1)
Morgan Stanley, Pay Underlying Reference: Kyocera Monthly, Receive Variable (0.440)% (1M JPY LIBOR + (0.42)%) Monthly, 1/17/24	31,255	(11)	—	(11)
Morgan Stanley, Pay Underlying Reference: Nidec Monthly, Receive Variable (0.440)% (1M JPY LIBOR + (0.42)%) Monthly, 1/17/24	49,311	3	—	3
Morgan Stanley, Pay Underlying Reference: Shimano Monthly, Receive Variable (0.440)% (JPY TONA + (0.42)%) Monthly, 1/17/24	30,107	(1)	—	(1)
Morgan Stanley, Pay Underlying Reference: Sumitomo Chemical Monthly, Receive Variable (0.440)% (JPY TONA + (0.42)%) Monthly, 1/17/24	35,490	(13)	—	(13)
Morgan Stanley, Receive Underlying Reference: Astellas Pharma Monthly, Pay Variable 0.513% (1M JPY LIBOR + 0.53%) Monthly, 1/17/24	53,777	(7)	—	(7)
Morgan Stanley, Receive Underlying Reference: NSK Monthly, Pay Variable 0.513% (1M JPY LIBOR + 0.53%) Monthly, 1/17/24	37,471	11	—	11
Morgan Stanley, Receive Underlying Reference: Pan Pacific International Holdings Monthly, Pay Variable 0.513% (JPY TONA + 0.53%) Monthly, 1/17/24	17,945	5	—	5
Morgan Stanley, Receive Underlying Reference: Pan Pacific International Holdings Monthly, Pay Variable 0.513% (JPY TONA + 0.53%) Monthly, 1/17/24	17,901	7	—	7
Morgan Stanley, Receive Underlying Reference: Pan Pacific International Holdings Monthly, Pay Variable 0.513% (JPY TONA + 0.53%) Monthly, 1/17/24	3,239	1	—	1
Morgan Stanley, Receive Underlying Reference: Pan Pacific International Holdings Monthly, Pay Variable 0.513% (JPY TONA + 0.53%) Monthly, 1/17/24	3,921	1	—	1

Morgan Stanley, Receive Underlying Reference: Seven & i Holdings Monthly, Pay Variable 0.513% (1M JPY LIBOR + 0.53%) Monthly, 1/17/24	64,380	20	—	20
Morgan Stanley, Receive Underlying Reference: Seven & i Holdings Monthly, Pay Variable 0.513% (JPY TONA + 0.53%) Monthly, 1/17/24	76,590	23	—	23
Morgan Stanley, Receive Underlying Reference: Stanley Electric Monthly, Pay Variable 0.513% (1M JPY LIBOR + 0.53%) Monthly, 1/17/24	70,090	47	—	47
Morgan Stanley, Receive Underlying Reference: Sumitomo Electric Industries Monthly, Pay Variable 0.513% (1M JPY LIBOR + 0.53%) Monthly, 1/17/24	32,642	6	—	6
Morgan Stanley, Receive Underlying Reference: Suntory Beverage & Food Monthly, Pay Variable 0.513% (1M JPY LIBOR + 0.53%) Monthly, 1/17/24	44,620	20	—	20
UBS Investment Bank, Pay Underlying Reference: FANUC Monthly, Receive Variable (0.420)% (JPY TONA + (0.40)%) Monthly, 1/17/24	66,325	23	—	23
UBS Investment Bank, Pay Underlying Reference: Hitachi Monthly, Receive Variable (0.420)% (JPY TONA + (0.40)%) Monthly, 1/17/24	63,205	(19)	—	(19)
UBS Investment Bank, Pay Underlying Reference: Nitori Holdings Monthly, Receive Variable (0.420)% (JPY TONA + (0.40)%) Monthly, 1/17/24	31,343	25	—	25
UBS Investment Bank, Pay Underlying Reference: Ono Pharmaceutical Monthly, Receive Variable (0.420)% (JPY TONA + (0.40)%) Monthly, 1/17/24	45,369	(18)	—	(18)
UBS Investment Bank, Pay Underlying Reference: Pola Orbis Holdings Monthly, Receive Variable (0.420)% (JPY TONA + (0.40)%) Monthly, 1/17/24	23,870	5	—	5
UBS Investment Bank, Pay Underlying Reference: SMC Monthly, Receive Variable (0.420)% (JPY TONA + (0.40)%) Monthly, 1/17/24	87,308	37	—	37

UBS Investment Bank, Pay Underlying Reference: Sony Group Monthly, Receive Variable (0.420)% (JPY TONA + (0.40)%) Monthly, 1/17/24	74,390	44	—	44
UBS Investment Bank, Pay Underlying Reference: Tokyo Electron Monthly, Receive Variable (0.420)% (JPY TONA + (0.40)%) Monthly, 1/17/24	44,378	—	—	—
UBS Investment Bank, Pay Underlying Reference: Z Holdings Monthly, Receive Variable (0.420)% (JPY TONA + (0.40)%) Monthly, 1/17/24	40,046	(1)	—	(1)
UBS Investment Bank, Receive Underlying Reference: Daiichi Sankyo Monthly, Pay Variable 0.334% (JPY TONA + 0.35%) Monthly, 1/17/24	164,209	158	—	158
UBS Investment Bank, Receive Underlying Reference: Daikin Industries Monthly, Pay Variable 0.334% (JPY TONA + 0.35%) Monthly, 1/17/24	33,344	(9)	—	(9)
UBS Investment Bank, Receive Underlying Reference: Hamamatsu Photonics Monthly, Pay Variable 0.334% (JPY TONA + 0.35%) Monthly, 1/17/24	84,102	(12)	—	(12)
UBS Investment Bank, Receive Underlying Reference: Hamamatsu Photonics Monthly, Pay Variable 0.334% (JPY TONA + 0.35%) Monthly, 1/17/24	41,276	(10)	—	(10)
UBS Investment Bank, Receive Underlying Reference: Hoshizaki Monthly, Pay Variable 0.334% (JPY TONA + 0.35%) Monthly, 1/17/24	143,258	(49)	—	(49)
UBS Investment Bank, Receive Underlying Reference: M3 Monthly, Pay Variable 0.334% (JPY TONA + 0.35%) Monthly, 1/17/24	89,393	(64)	—	(64)
UBS Investment Bank, Receive Underlying Reference: Mitsui Fudosan Monthly, Pay Variable 0.334% (JPY TONA + 0.35%) Monthly, 1/17/24	11,186	6	—	6
UBS Investment Bank, Receive Underlying Reference: Nintendo Monthly, Pay Variable 0.334% (JPY TONA + 0.35%) Monthly, 1/17/24	82,953	(29)	—	(29)

UBS Investment Bank, Pay Underlying Reference: Koninklijke Ahold Delhaize Monthly, Receive Variable (0.980)% (EUR ESTR + (0.40)%) Monthly, 1/17/24	767	65	—	65
Total Netherlands			**—**	**46**
New Zealand 0.0%				
UBS Investment Bank, Pay Underlying Reference: Fisher & Paykel Healthcare Monthly, Receive Variable 1.000% (1M NDBB + (0.45)%) Monthly, 1/17/24	385	26	—	26
UBS Investment Bank, Pay Underlying Reference: Fisher & Paykel Healthcare Monthly, Receive Variable 1.080% (1M NDBB + (0.45)%) Monthly, 1/17/24	411	22	—	22
Total New Zealand			**—**	**48**
Norway (0.1)%				
Citibank, Pay Underlying Reference: Yara International Monthly, Receive Variable 0.650% (1M NOK NIBOR + (0.35)%) Monthly, 1/17/24	4,433	5	—	5
Goldman Sachs, Receive Underlying Reference: TOMRA Systems Monthly, Pay Variable 1.310% (1M NOK NIBOR + 0.35%) Monthly, 1/17/24	10,542	(170)	—	(170)
JPMorgan Chase, Receive Underlying Reference: Equinor Monthly, Pay Variable 1.360% (1M NOK NIBOR + 0.40%) Monthly, 1/17/24	6,136	(42)	—	(42)
Total Norway			**—**	**(207)**
Portugal (0.0)%				
Goldman Sachs, Receive Underlying Reference: Galp Energia Monthly, Pay Variable (0.183)% (EUR ESTR + 0.40%) Monthly, 1/17/24	1,207	(33)	—	(33)
Total Portugal			**—**	**(33)**
Spain 0.0%				
Citibank, Pay Underlying Reference: Red Electrica Corp Monthly, Receive Variable (0.930)% (EUR ESTR + (0.35)%) Monthly, 1/17/24	314	7	—	7

Goldman Sachs, Pay Underlying Reference: Hargreaves Lansdown Monthly, Receive Variable 0.340% (1M GBP LIBOR + (0.35)%) Monthly, 1/17/24	319	21	—	21
Goldman Sachs, Receive Underlying Reference: HSBC Holdings Monthly, Pay Variable 1.070% (GBP SONIA + 0.38%) Monthly, 1/17/24	1,105	(31)	—	(31)
Goldman Sachs, Receive Underlying Reference: HSBC Holdings Monthly, Pay Variable 1.070% (GBP SONIA + 0.38%) Monthly, 1/17/24	429	(22)	—	(22)
Morgan Stanley, Pay Underlying Reference: Bunzl Monthly, Receive Variable 0.380% (1M GBP LIBOR + (0.31)%) Monthly, 1/17/24	464	(7)	—	(7)
Morgan Stanley, Pay Underlying Reference: Nielsen Holdings Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	416	6	—	6
Morgan Stanley, Receive Underlying Reference: Direct Line Insurance Group Monthly, Pay Variable 1.080% (1M GBP LIBOR + 0.39%) Monthly, 1/17/24	325	16	—	16
Morgan Stanley, Receive Underlying Reference: Direct Line Insurance Group Monthly, Pay Variable 1.080% (GBP SONIA + 0.39%) Monthly, 1/17/24	1,607	81	—	81
Morgan Stanley, Receive Underlying Reference: InterContinental Hotels Group Monthly, Pay Variable 1.080% (1M GBP LIBOR + 0.39%) Monthly, 1/17/24	1,142	15	—	15
Morgan Stanley, Receive Underlying Reference: SSP Group Monthly, Pay Variable 1.080% (GBP SONIA + 0.39%) Monthly, 1/17/24	322	(12)	—	(12)
UBS Investment Bank, Pay Underlying Reference: Big Yellow Group Monthly, Receive Variable (0.310)% (GBP SONIA + 1.00%) Monthly, 1/17/24	32	3	—	3
UBS Investment Bank, Pay Underlying Reference: Big Yellow Group Monthly, Receive Variable 0.290% (GBP SONIA + (0.40)%) Monthly, 1/17/24	130	12	—	12

Citibank, Receive Underlying Reference: NextEra Energy Monthly, Pay Variable 0.699% (1M USD LIBOR + 0.42%) Monthly, 1/18/24	189	(33)	—	(33)
Citibank, Receive Underlying Reference: Ulta Beauty Monthly, Pay Variable 0.699% (1M USD LIBOR + 0.42%) Monthly, 1/18/24	376	(5)	—	(5)
Goldman Sachs, Pay Underlying Reference: American Tower Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	787	40	—	40
Goldman Sachs, Pay Underlying Reference: Comcast, Class A Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	1,258	191	—	191
Goldman Sachs, Pay Underlying Reference: Duke Realty Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	368	23	—	23
Goldman Sachs, Pay Underlying Reference: Equifax Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	514	23	—	23
Goldman Sachs, Pay Underlying Reference: Exxon Mobil Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	97	4	—	4
Goldman Sachs, Pay Underlying Reference: iShares MSCI Turkey ETF Monthly, Receive Variable 0.080% (SOFR + (0.19)%) Monthly, 1/18/24	161	1	—	1
Goldman Sachs, Pay Underlying Reference: Morgan Stanley Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	652	39	—	39
Goldman Sachs, Pay Underlying Reference: PNC Financial Services Group Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	1,363	63	—	63
Goldman Sachs, Pay Underlying Reference: Weyerhaeuser Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	580	(20)	—	(20)

JPMorgan Chase, Pay Underlying Reference: Lowe's Monthly, Receive Variable 0.020% (1M USD LIBOR + (0.25)%) Monthly, 1/18/24	364	—	—	—
JPMorgan Chase, Pay Underlying Reference: Macy's Retail Maturity, Receive Variable (0.459)% (SOFR + (0.58)%) Quarterly, 6/21/22	772	44	—	44
JPMorgan Chase, Pay Underlying Reference: Macy's Retail Maturity, Receive Variable (0.366)% (SOFR + (0.65)%) Quarterly, 6/21/22	1,201	71	(2)	73
JPMorgan Chase, Pay Underlying Reference: Micron Technology Monthly, Receive Variable 0.020% (SOFR + (0.25)%) Monthly, 1/18/24	327	14	—	14
JPMorgan Chase, Pay Underlying Reference: Mozart Borrower Maturity, Receive Variable (0.529)% (SOFR + (0.65)%) Quarterly, 6/21/22	704	79	—	79
JPMorgan Chase, Pay Underlying Reference: Mozart Borrower Maturity, Receive Variable (0.366)% (SOFR + (0.65)%) Quarterly, 6/21/22	54	6	—	6
JPMorgan Chase, Pay Underlying Reference: Union Pacific Monthly, Receive Variable 0.020% (SOFR + (0.25)%) Monthly, 1/18/24	619	20	—	20
JPMorgan Chase, Pay Underlying Reference: Verizon Monthly, Receive Variable 0.020% (1M USD LIBOR + (0.25)%) Monthly, 1/18/24	554	67	—	67
JPMorgan Chase, Receive Underlying Reference: Apollo Global Management Monthly, Pay Variable 0.622% (SOFR + 0.35%) Monthly, 1/18/24	527	(65)	—	(65)
JPMorgan Chase, Receive Underlying Reference: Honeywell International Monthly, Pay Variable 0.622% (SOFR + 0.35%) Monthly, 1/18/24	1,362	10	—	10
JPMorgan Chase, Receive Underlying Reference: Wells Fargo Monthly, Pay Variable 0.622% (1M USD LIBOR + 0.35%) Monthly, 1/18/24	94	(7)	—	(7)

JPMorgan Chase, Receive Underlying Reference: Yum China Holdings Monthly, Pay Variable 0.688% (1M HKD HIBOR + 0.50%) Monthly, 1/17/24 (HKD)	2,107	3	—	3
Morgan Stanley, Pay Underlying Reference: ABIOMED Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	285	14	—	14
Morgan Stanley, Pay Underlying Reference: Academy Sports & Outdoors Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	312	20	—	20
Morgan Stanley, Pay Underlying Reference: Adobe Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	353	25	—	25
Morgan Stanley, Pay Underlying Reference: AMETEK Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	411	3	—	3
Morgan Stanley, Pay Underlying Reference: Analog Devices Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	1,126	42	—	42
Morgan Stanley, Pay Underlying Reference: Applied Materials Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	1,059	42	—	42
Morgan Stanley, Pay Underlying Reference: Applied Materials Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	469	18	—	18
Morgan Stanley, Pay Underlying Reference: Asana, Class A Monthly, Receive Variable (0.310)% (SOFR + (0.58)%) Monthly, 1/18/24	81	15	—	15
Morgan Stanley, Pay Underlying Reference: AT&T Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	800	13	—	13
Morgan Stanley, Pay Underlying Reference: Autodesk Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	223	8	—	8

Morgan Stanley, Pay Underlying Reference: Bank of America Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	266	22	—	22
Morgan Stanley, Pay Underlying Reference: Bristol-Myers Squibb Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	1,645	20	—	20
Morgan Stanley, Pay Underlying Reference: Capital One Financial Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	1,300	126	—	126
Morgan Stanley, Pay Underlying Reference: Caterpillar Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	1,276	101	—	101
Morgan Stanley, Pay Underlying Reference: Celanese Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	379	(6)	—	(6)
Morgan Stanley, Pay Underlying Reference: Clorox Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	388	(3)	—	(3)
Morgan Stanley, Pay Underlying Reference: Colgate-Palmolive Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	438	14	—	14
Morgan Stanley, Pay Underlying Reference: Copart Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	613	14	—	14
Morgan Stanley, Pay Underlying Reference: Covenant Logistics Group Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	172	(16)	—	(16)
Morgan Stanley, Pay Underlying Reference: Crown Castle International Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	312	9	—	9
Morgan Stanley, Pay Underlying Reference: Crown Castle International Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	1,357	40	(1)	41

Morgan Stanley, Pay Underlying Reference: Incyte Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	442	30	—	30
Morgan Stanley, Pay Underlying Reference: iShares Russell 2000 ETF Monthly, Receive Variable (1.110)% (SOFR + (1.38)%) Monthly, 1/18/24	415	27	—	27
Morgan Stanley, Pay Underlying Reference: Jack Henry & Associates Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	1,440	76	—	76
Morgan Stanley, Pay Underlying Reference: Johnson & Johnson Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	1,038	(16)	—	(16)
Morgan Stanley, Pay Underlying Reference: Kroger Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	696	47	—	47
Morgan Stanley, Pay Underlying Reference: Lam Research Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	530	6	—	6
Morgan Stanley, Pay Underlying Reference: Lam Research Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	720	7	—	7
Morgan Stanley, Pay Underlying Reference: Lockheed Martin Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	2,224	104	—	104
Morgan Stanley, Pay Underlying Reference: Lumen Technologies Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	259	29	—	29
Morgan Stanley, Pay Underlying Reference: Materials Select Sector SPDR Fund Monthly, Receive Variable (0.560)% (SOFR + (0.83)%) Monthly, 1/18/24	286	(3)	—	(3)
Morgan Stanley, Pay Underlying Reference: Materials Select Sector SPDR Fund Monthly, Receive Variable 0.070% (SOFR + (0.20)%) Monthly, 1/18/24	78	1	—	1

Morgan Stanley, Pay Underlying Reference: Merck Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	644	(20)	—	(20)
Morgan Stanley, Pay Underlying Reference: Mettler-Toledo International Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	507	11	—	11
Morgan Stanley, Pay Underlying Reference: Microchip Technology Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	720	22	—	22
Morgan Stanley, Pay Underlying Reference: Mid-America Apartment Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	341	11	—	11
Morgan Stanley, Pay Underlying Reference: MoneyGram International Monthly, Receive Variable 0.070% (SOFR + (0.20)%) Monthly, 1/18/24	199	1	—	1
Morgan Stanley, Pay Underlying Reference: ON Semiconductor Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	261	12	—	12
Morgan Stanley, Pay Underlying Reference: Paycom Software Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	257	22	—	22
Morgan Stanley, Pay Underlying Reference: PayPal Holdings Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	372	47	—	47
Morgan Stanley, Pay Underlying Reference: Pfizer Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	753	40	—	40
Morgan Stanley, Pay Underlying Reference: Philip Morris International Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	356	4	—	4
Morgan Stanley, Pay Underlying Reference: Pool Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	316	4	—	4

Morgan Stanley, Pay Underlying Reference: Prudential Financial Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	343	29	—	29
Morgan Stanley, Pay Underlying Reference: PTC Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	330	(50)	—	(50)
Morgan Stanley, Pay Underlying Reference: Rockwell Automation Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	1,543	52	—	52
Morgan Stanley, Pay Underlying Reference: Ryder System Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	264	(23)	—	(23)
Morgan Stanley, Pay Underlying Reference: S&P Global Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	1,523	55	—	55
Morgan Stanley, Pay Underlying Reference: Smartsheet, Class A Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	77	5	—	5
Morgan Stanley, Pay Underlying Reference: Snap-on Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	697	12	—	12
Morgan Stanley, Pay Underlying Reference: Synchrony Financial Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	489	37	—	37
Morgan Stanley, Pay Underlying Reference: Take-Two Interactive Software Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	511	61	—	61
Morgan Stanley, Pay Underlying Reference: Teradyne Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	310	8	—	8
Morgan Stanley, Pay Underlying Reference: Trade Desk, Class A Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	81	4	—	4

Morgan Stanley, Pay Underlying Reference: Truist Financial Monthly, Receive Variable (0.030)% (1M USD LIBOR + (0.30)%) Monthly, 1/18/24	720	59	—	59
Morgan Stanley, Pay Underlying Reference: Tyson Foods, Class A Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	754	15	—	15
Morgan Stanley, Pay Underlying Reference: USA Truck Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	58	(6)	—	(6)
Morgan Stanley, Pay Underlying Reference: VF Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	557	37	—	37
Morgan Stanley, Pay Underlying Reference: Werner Enterprises Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	259	(20)	—	(20)
Morgan Stanley, Pay Underlying Reference: Western Digital Monthly, Receive Variable (0.030)% (SOFR + (0.30)%) Monthly, 1/18/24	468	(57)	—	(57)
Morgan Stanley, Receive Underlying Reference: 7GC Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	1	—	—	—
Morgan Stanley, Receive Underlying Reference: 7GC, Class A Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	72	—	—	—
Morgan Stanley, Receive Underlying Reference: Activision Blizzard Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	2,055	(78)	—	(78)
Morgan Stanley, Receive Underlying Reference: Advanced Micro Devices Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	1,099	(98)	—	(98)
Morgan Stanley, Receive Underlying Reference: Air Products and Chemicals Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	962	(41)	—	(41)

Morgan Stanley, Receive Underlying Reference: Alleghany Monthly, Pay Variable 0.674% (SOFR + 0.40%) Monthly, 1/18/24	1,257	(2)	–	(2)
Morgan Stanley, Receive Underlying Reference: Altaba Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	47	(2)	–	(2)
Morgan Stanley, Receive Underlying Reference: Amazon.com Monthly, Pay Variable 0.670% (SOFR + 0.40%) Monthly, 1/18/24	35	(1)	–	(1)
Morgan Stanley, Receive Underlying Reference: Amazon.com Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	366	(69)	–	(69)
Morgan Stanley, Receive Underlying Reference: Anaplan Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	835	(3)	–	(3)
Morgan Stanley, Receive Underlying Reference: Apple Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	1,429	(65)	–	(65)
Morgan Stanley, Receive Underlying Reference: Becton Dickinson & Company Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	330	(16)	–	(16)
Morgan Stanley, Receive Underlying Reference: Broadcom Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	348	(19)	–	(19)
Morgan Stanley, Receive Underlying Reference: Burlington Stores Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	209	(15)	–	(15)
Morgan Stanley, Receive Underlying Reference: Burlington Stores Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	601	(43)	–	(43)
Morgan Stanley, Receive Underlying Reference: Carney Technology Acquisition, Class A Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	128	–	–	–

Morgan Stanley, Receive Underlying Reference: Corteva Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	721	(39)	—	(39)
Morgan Stanley, Receive Underlying Reference: Danaher Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	287	(25)	—	(25)
Morgan Stanley, Receive Underlying Reference: Delwinds Insurance Acquisition, Class A Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	148	—	—	—
Morgan Stanley, Receive Underlying Reference: Dexcom Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	523	(79)	—	(79)
Morgan Stanley, Receive Underlying Reference: Dollar Tree Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	460	(26)	—	(26)
Morgan Stanley, Receive Underlying Reference: Dominion Energy Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	368	(22)	—	(22)
Morgan Stanley, Receive Underlying Reference: Eli Lilly Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	349	(8)	—	(8)
Morgan Stanley, Receive Underlying Reference: EOG Resources Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	433	(23)	—	(23)
Morgan Stanley, Receive Underlying Reference: Equitrans Midstream Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	656	(48)	—	(48)
Morgan Stanley, Receive Underlying Reference: Equity Distribution Acquisition, Class A Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	147	—	—	—
Morgan Stanley, Receive Underlying Reference: Estee Lauder, Class A Monthly, Pay Variable 0.670% (SOFR + 0.40%) Monthly, 1/18/24	39	(1)	—	(1)

Morgan Stanley, Receive Underlying Reference: Estee Lauder, Class A Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	393	–	–	–
Morgan Stanley, Receive Underlying Reference: Extra Space Storage Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	625	(66)	–	(66)
Morgan Stanley, Receive Underlying Reference: EZCORP, Class A Monthly, Pay Variable 0.670% (SOFR + 0.40%) Monthly, 1/18/24	273	(9)	–	(9)
Morgan Stanley, Receive Underlying Reference: Fifth Third Bancorp Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	344	(27)	–	(27)
Morgan Stanley, Receive Underlying Reference: FirstCash Holdings Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	398	25	–	25
Morgan Stanley, Receive Underlying Reference: Fiserv Monthly, Pay Variable 0.678% (SOFR + 0.40%) Monthly, 1/18/24	316	–	–	–
Morgan Stanley, Receive Underlying Reference: FMC Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	1,079	(38)	–	(38)
Morgan Stanley, Receive Underlying Reference: Freshpet Monthly, Pay Variable 0.670% (SOFR + 0.40%) Monthly, 1/18/24	40	(2)	–	(2)
Morgan Stanley, Receive Underlying Reference: Freshpet Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	444	(70)	–	(70)
Morgan Stanley, Receive Underlying Reference: General Electric Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	1,189	(209)	–	(209)
Morgan Stanley, Receive Underlying Reference: General Electric Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	235	(41)	–	(41)
Morgan Stanley, Receive Underlying Reference: Global Payments Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	297	(7)	–	(7)

Morgan Stanley, Receive Underlying Reference: Match Group Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	875	(110)	–	(110)
Morgan Stanley, Receive Underlying Reference: MercadoLibre Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	319	(29)	–	(29)
Morgan Stanley, Receive Underlying Reference: MongoDB Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	401	(46)	–	(46)
Morgan Stanley, Receive Underlying Reference: Monolithic Power Systems Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	975	(77)	–	(77)
Morgan Stanley, Receive Underlying Reference: Motorola Solutions Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	327	(23)	–	(23)
Morgan Stanley, Receive Underlying Reference: News, Class A Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	387	(24)	–	(24)
Morgan Stanley, Receive Underlying Reference: NextEra Energy Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	155	(20)	–	(20)
Morgan Stanley, Receive Underlying Reference: NVIDIA Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	437	(65)	–	(65)
Morgan Stanley, Receive Underlying Reference: NVIDIA Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	181	(27)	–	(27)
Morgan Stanley, Receive Underlying Reference: Omnichannel Acquisition, Class A Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	148	–	–	–
Morgan Stanley, Receive Underlying Reference: O'Reilly Automotive Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	378	(60)	–	(60)

Morgan Stanley, Receive Underlying Reference: PACCAR Monthly, Pay Variable 0.670% (SOFR + 0.40%) Monthly, 1/18/24	121	(3)	—	(3)
Morgan Stanley, Receive Underlying Reference: PACCAR Monthly, Pay Variable 0.680% (SOFR + 0.40%) Monthly, 1/18/24	285	(3)	—	(3)
Morgan Stanley, Receive Underlying Reference: Peloton Interactive, Class A Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	199	(53)	—	(53)
Morgan Stanley, Receive Underlying Reference: Pershing Square Tontine Holdings, Class A Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	928	(1)	—	(1)
Morgan Stanley, Receive Underlying Reference: Pioneer Natural Resources Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	366	(35)	—	(35)
Morgan Stanley, Receive Underlying Reference: PMV, Class A Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	147	—	—	—
Morgan Stanley, Receive Underlying Reference: PropTech Investment, Class A Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	95	—	—	—
Morgan Stanley, Receive Underlying Reference: Public Storage Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	361	(34)	—	(34)
Morgan Stanley, Receive Underlying Reference: QUALCOMM Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	669	2	—	2
Morgan Stanley, Receive Underlying Reference: ResMed Monthly, Pay Variable 0.672% (1M USD LIBOR + 0.40%) Monthly, 1/18/24	382	(53)	—	(53)
Morgan Stanley, Receive Underlying Reference: Rexford Industrial Realty Monthly, Pay Variable 0.672% (SOFR + 0.40%) Monthly, 1/18/24	329	6	—	6

(Amounts in 000s)

Description	Notional Amount	$ Value	Initial $ Value**	Unrealized $ Gain/(Loss)
CENTRALLY CLEARED SWAPS 0.0%				
Credit Default Swaps, Protection Bought 0.0%				
Foreign/Europe (0.0)%				
Protection Bought (Relevant Credit: Markit iTraxx Crossover-S37, 5 Year Index), Pay 5.00% Quarterly, Receive upon credit default, 6/20/27	3,500	(135)	(254)	119
Protection Bought (Relevant Credit: Markit iTraxx Europe Subordinated Financials-S37, 5 Year Index), Pay 1.00% Quarterly, Receive upon credit default, 6/21/27	2,150	102	74	28
Total Foreign/Europe				**147**
Luxembourg (0.0)%				
Protection Bought (Relevant Credit: Glencore Finance Europe), Pay 5.00% Quarterly, Receive upon credit default, 12/20/26	230	(36)	(50)	14
Total Luxembourg				**14**
South Africa 0.0%				
Protection Bought (Relevant Credit: Republic of South Africa), Pay 1.00% Quarterly, Receive upon credit default, 6/20/26 (USD)	540	24	25	(1)
Total South Africa				**(1)**
United States 0.0%				
Protection Bought (Relevant Credit: Bausch Health Cos), Pay 5.00% Quarterly, Receive upon credit default, 6/20/26	610	70	(25)	95
Protection Bought (Relevant Credit: Bausch Health Cos), Pay 5.00% Quarterly, Receive upon credit default, 12/20/26	35	5	(1)	6
Protection Bought (Relevant Credit: CHS/Community Health Systems), Pay 5.00% Quarterly, Receive upon credit default, 6/20/26	500	52	17	35

Credit Default Swaps, Protection Sold (0.1)%				
Portugal 0.0%				
Protection Sold (Relevant Credit: EDP Finance, Baa3*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/22	470	3	1	2
Total Portugal				**2**
United States (0.1)%				
Protection Sold (Relevant Credit: AT&T, Baa2*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/22	155	(155)	1	(156)
Protection Sold (Relevant Credit: FedEx, Baa2*), Receive 1.00% Quarterly, Pay upon credit default, 6/21/27	670	5	9	(4)
Protection Sold (Relevant Credit: Ford Motor Credit, Ba2*), Receive 5.00% Quarterly, Pay upon credit default, 6/20/23	145	6	7	(1)
Protection Sold (Relevant Credit: Goodyear Tire & Rubber, B2*), Receive 5.00% Quarterly, Pay upon credit default, 6/21/27	1,250	31	49	(18)
Protection Sold (Relevant Credit: Macy's, Ba2*), Receive 1.00% Quarterly, Pay upon credit default, 6/21/27	2,230	(258)	(229)	(29)
Protection Sold (Relevant Credit: Murphy Oil, Ba2*), Receive 1.00% Quarterly, Pay upon credit default, 12/20/22	425	(4)	(11)	7
Total United States				**(201)**
Total Centrally Cleared Credit Default Swaps, Protection Sold				**(199)**
Interest Rate Swaps 0.1%				
Canada 0.1%				
5 Year Interest Rate Swap, Pay Fixed 2.373% Semi-Annually, Receive Variable 1.035% (3M CAD CDOR) Semi-Annually, 3/15/27	1,500	41	1	40
30 Year Interest Rate Swap, Pay Fixed 2.115% Semi-Annually, Receive Variable 0.748% (3M CAD CDOR) Semi-Annually, 8/4/51	920	158	—	158
Total Canada				**198**

Poland 0.0%				
10 Year Interest Rate Swap, Pay Fixed 1.628% Annually, Receive Variable 3.560% (6M PLN WIBOR) Semi-Annually, 8/6/31	2,800	185	–	185
Total Poland				**185**
United Kingdom 0.1%				
30 Year Interest Rate Swap, Pay Fixed 0.912% Annually, Receive Variable 0.120% (GBP SONIA) Annually, 9/27/51	1,020	223	–	223
30 Year Interest Rate Swap, Pay Fixed 1.442% Annually, Receive Variable 0.162% (GBP SONIA) Annually, 3/18/52	218	15	–	15
30 Year Interest Rate Swap, Pay Fixed 1.467% Annually, Receive Variable 0.162% (GBP SONIA) Annually, 3/18/52	219	14	–	14
50 Year Interest Rate Swap, Pay Fixed 0.742% Annually, Receive Variable 0.120% (GBP SONIA) Annually, 9/27/71	105	34	1	33
Total United Kingdom				**285**
Total Centrally Cleared Interest Rate Swaps				**481**
Zero-Coupon Inflation Swaps 0.0%				
United States 0.0%				
10 Year Zero-Coupon Inflation Swap Receive Fixed 2.609% at Maturity, Pay Variable (Change in CPI) at Maturity, 2/10/32	530	(35)	–	(35)
10 Year Zero-Coupon Inflation Swap Receive Fixed 3.098% at Maturity, Pay Variable (Change in CPI) at Maturity, 3/10/32	515	(24)	1	(25)
30 Year Zero-Coupon Inflation Swap Pay Fixed 2.378% at Maturity, Receive Variable (Change in CPI) at Maturity, 8/7/51	830	133	–	133
Total United States				**73**
Total Centrally Cleared Zero-Coupon Inflation Swaps				**73**
Total Centrally Cleared Swaps				**1,038**
Net payments (receipts) of variation margin to date				**(1,066)**
Variation margin receivable (payable) on centrally cleared swaps				**$ (28)**

(Amounts in 000s)

FORWARD CURRENCY EXCHANGE CONTRACTS

Counterparty	Settlement	Receive		Deliver		Unrealized Gain/(Loss)
Bank of America	5/13/22	CZK	28,388	USD	1,295	$ (80)
Bank of America	5/20/22	USD	596	EUR	552	13
Bank of America	6/17/22	PLN	2,984	USD	736	(68)
Bank of America	7/8/22	KRW	719,305	USD	583	(13)
Barclays Bank	5/20/22	AUD	560	USD	413	(17)
Barclays Bank	5/20/22	USD	406	AUD	560	10
Barclays Bank	5/31/22	SEK	6,452	USD	656	2
Barclays Bank	5/31/22	USD	906	TWD	26,518	3
Barclays Bank	6/10/22	THB	1,208	USD	36	(1)
Barclays Bank	6/10/22	USD	192	PHP	9,956	3
Barclays Bank	6/17/22	USD	906	CNH	5,850	28
Barclays Bank	7/8/22	USD	222	INR	16,906	3
Barclays Bank	7/8/22	USD	319	INR	24,590	—
Barclays Bank	7/8/22	USD	145	KRW	181,365	1
Barclays Bank	7/8/22	USD	842	TWD	24,369	10
Barclays Bank	7/22/22	AUD	2,457	USD	1,817	(79)
Barclays Bank	7/22/22	JPY	53,225	USD	415	(4)
BNP Paribas	5/13/22	USD	164	PLN	654	16
BNP Paribas	5/20/22	EUR	805	USD	908	(58)
BNP Paribas	5/20/22	GBP	383	USD	505	(23)
BNP Paribas	5/20/22	USD	2,137	EUR	1,946	82
BNP Paribas	5/20/22	USD	256	GBP	199	6
BNP Paribas	5/20/22	USD	492	SEK	4,650	18
BNP Paribas	6/10/22	CLP	227,762	USD	278	(14)
BNP Paribas	6/10/22	USD	1,022	CLP	823,365	64
BNP Paribas	6/17/22	PLN	351	USD	81	(3)
BNP Paribas	7/8/22	USD	294	PEN	1,130	2
BNP Paribas	7/15/22	HUF	15,873	USD	46	(2)
BNP Paribas	7/15/22	MXN	1,614	USD	78	—
BNP Paribas	7/15/22	USD	56	CZK	1,271	2
BNP Paribas	7/15/22	USD	33	RON	152	1
BNP Paribas	7/15/22	USD	60	RSD	6,594	1
BNP Paribas	7/15/22	USD	385	ZAR	6,192	(4)
BNP Paribas	7/21/22	ILS	577	USD	178	(5)
BNP Paribas	7/22/22	NOK	252	USD	28	(1)
BNP Paribas	7/22/22	NZD	42	USD	28	(1)
BNP Paribas	7/22/22	USD	85	AUD	116	3
BNP Paribas	7/22/22	USD	274	CAD	347	4
BNP Paribas	7/22/22	USD	70	JPY	8,982	1

The accompanying notes are an integral part of these financial statements.

April 30, 2022 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Multi-Strategy Total Return Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks strong long-term risk adjusted returns. The fund has two classes of shares: the Multi-Strategy Total Return Fund (Investor Class) and the Multi-Strategy Total Return Fund–I Class (I Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020–04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

Fair Value The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures or using pricing vendors; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; evaluates the services and performance of the pricing vendors; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Debt securities generally are traded in the over-the-counter (OTC) market and are valued at prices furnished by independent pricing services or by broker dealers who make markets in such securities. When valuing securities, the independent pricing services consider the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities.

Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities. Each business day, the fund uses information from outside pricing services to evaluate and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Listed options, and OTC options with a listed equivalent, are valued at the mean of the closing bid and asked prices and exchange-traded options on futures contracts are valued at closing settlement prices. Futures contracts are valued at closing settlement prices. Forward currency exchange contracts are valued using the prevailing forward exchange rate. Swaps are valued at prices furnished by an independent pricing service or independent swap dealers. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Investments for which market quotations or market-based valuations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the investment. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on April 30, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):

NOTE 3 - DERIVATIVE INSTRUMENTS

During the six months ended April 30, 2022, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes and may use them to establish both long and short positions within the fund’s portfolio. Potential uses include to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, to enhance return, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. The following table summarizes the fair value of the fund’s derivative instruments held as of April 30, 2022, and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Additionally, the amount of gains and losses on derivative instruments recognized in fund earnings during the six months ended April 30, 2022, and the related location on the accompanying Statement of Operations is summarized in the following table by primary underlying risk exposure:

Counterparty Risk and Collateral The fund invests in derivatives in various markets, which expose it to differing levels of counterparty risk. Counterparty risk on exchange-traded and centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps, is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount specified by the clearinghouse and the clearing firm (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearinghouse and clearing firm, in its sole discretion, may adjust the margin requirements applicable to the fund.

Derivatives, such as bilateral swaps, forward currency exchange contracts, and OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives) may expose the fund to greater counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also require the exchange of collateral to cover mark-to-market exposure. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs provide the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow termination of transactions and net settlement upon the occurrence of contractually specified events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty below a specified rating would allow the fund to terminate, while a decline in the fund’s net assets of more than a specified percentage would allow the counterparty to terminate. Upon termination, all transactions with that counterparty would be liquidated and a net termination amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined daily based on the net aggregate unrealized gain or loss on all bilateral derivatives with a counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is typically transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used depending on the terms outlined in the applicable MNA. Cash posted by the fund is reflected as cash deposits in the accompanying financial statements and generally is restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted by the fund is held in a segregated account at the fund’s custodian. While typically not sold in the same manner as equity or fixed income securities, exchange-traded or centrally cleared derivatives may be closed out only on the exchange or clearinghouse where the contracts were cleared, and OTC and bilateral derivatives may be unwound with counterparties or transactions assigned to other counterparties to allow the fund to exit the transaction. This ability is subject to the liquidity of underlying positions. As of April 30, 2022, cash of $14,658,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

The following table summarizes the fund’s OTC and bilateral derivatives at the reporting date by loss exposure to each counterparty after consideration of collateral, if any.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the six months ended April 30, 2022, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 14% and 24% of net assets.

Futures Contracts The fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risks. The fund may enter into futures contracts to manage exposure to interest rate and yield curve movements, security prices, foreign currencies, credit quality, and mortgage prepayments; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust portfolio duration and credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values and/or interest rates, and potential losses in excess of the fund’s initial investment. During the six months ended April 30, 2022, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 51% and 65% of net assets.

Options The fund is subject to interest rate risk, foreign currency exchange rate risk, credit risk and equity price risk in the normal course of pursuing its investment objectives and uses options to help manage such risks. The fund may use options to manage exposure to security prices, interest rates, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or a part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. Options are included in net assets at fair value, options purchased are included in Investments in Securities, and Options written are separately reflected as a liability on the accompanying Statement of Assets and Liabilities. Premiums on unexercised, expired options are recorded as realized gains or losses; premiums on exercised options are recorded as an adjustment to the proceeds from the sale or cost of the purchase. The difference between the premium and the amount received or paid in a closing transaction is also treated as realized gain or loss. In return for a premium paid, call and put options give the holder the right, but not the obligation, to purchase or sell, respectively, a security at a specified exercise price. In return for a premium paid, currency options give the holder the right, but not the obligation, to buy and sell currency at a specified exchange rate. In return for a premium paid, call and put options on futures give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price. In return for a premium paid, call and put index options give the holder the right, but not the obligation, to receive cash equal to the difference between the value of the reference index on the exercise date and the exercise price of the option. In return for a premium paid, options on swaps give the holder the right, but not the obligation, to enter a specified swap contract on predefined terms. The exercise price of an option on a credit default swap is stated in terms of a specified spread that represents the cost of credit protection on the reference asset, including both the upfront premium to open the position and future periodic payments. The exercise price of an interest rate swap is stated in terms of a fixed interest rate; generally, there is no upfront payment to open the position. Risks related to the use of options include possible illiquidity of the options markets; trading restrictions imposed by an exchange or counterparty; possible failure of counterparties to meet the terms of the agreements; movements in the underlying asset values, interest rates, currency values and credit ratings; and, for options written, the potential for losses to exceed any premium received by the fund. During the six months ended April 30, 2022, the volume of the fund’s activity in options, based on underlying notional amounts, was generally between 40% and 47% of net assets.

Swaps The fund is subject to interest rate risk, credit risk, inflation risk, equity price risk and commodity risk in the normal course of pursuing its investment objectives and uses swap contracts to help manage such risks. The fund may use swaps in an effort to manage both long and short exposure to changes in interest rates, inflation rates, and credit quality; to adjust overall exposure to certain markets; to enhance total return or protect the value of portfolio securities; to serve as a cash management tool; or to adjust portfolio duration and credit exposure. Swap agreements can be settled either directly with the counterparty (bilateral swap) or through a central clearinghouse (centrally cleared swap). Fluctuations in the fair value of a contract are reflected in unrealized gain or loss and are reclassified to realized gain or loss upon contract termination or cash settlement. Net periodic receipts or payments required by a contract increase or decrease, respectively, the value of the contract until the contractual payment date, at which time such amounts are reclassified from unrealized to realized gain or loss. For bilateral swaps, cash payments are made or received by the fund on a periodic basis in accordance with contract terms; unrealized gain on contracts and premiums paid are reflected as assets and unrealized loss on contracts and premiums received are reflected as liabilities on the accompanying Statement of Assets and Liabilities. For bilateral swaps, premiums paid or received are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. For centrally cleared swaps, payments are made or received by the fund each day to settle the daily fluctuation in the value of the contract (variation margin). Accordingly, the value of a centrally cleared swap included in net assets is the unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities.

Interest rate swaps are agreements to exchange cash flows based on the difference between specified interest rates applied to a notional principal amount for a specified period of time. Risks related to the use of interest rate swaps include the potential for unanticipated movements in interest or currency rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Credit default swaps are agreements where one party (the protection buyer) agrees to make periodic payments to another party (the protection seller) in exchange for protection against specified credit events, such as certain defaults and bankruptcies related to an underlying credit instrument, or issuer or index of such instruments. Upon occurrence of a specified credit event, the protection seller is required to pay the buyer the difference between the notional amount of the swap and the value of the underlying credit, either in the form of a net cash settlement or by paying the gross notional amount and accepting delivery of the relevant underlying credit. For credit default swaps where the underlying credit is an index, a specified credit event may affect all or individual underlying securities included in the index and will be settled based upon the relative weighting of the affected underlying security(ies) within the index. Generally, the payment risk for the seller of protection is inversely related to the current market price or credit rating of the underlying credit or the market value of the contract relative to the notional amount, which are indicators of the markets’ valuation of credit quality. As of April 30, 2022, the notional amount of protection sold by the fund totaled $5,735,000 (1.5% of net assets), which reflects the maximum potential amount the fund could be required to pay under such contracts. Risks related to the use of credit default swaps include the possible inability of the fund to accurately assess the current and future creditworthiness of underlying issuers, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Zero-coupon inflation swaps are agreements to exchange cash flows, on the contract’s maturity date, based on the difference between a predetermined fixed rate and the cumulative change in the consumer price index, both applied to a notional principal amount for a specified period of time. Risks related to the use of zero-coupon inflation swaps include the potential for unanticipated movements in inflation rates, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

Total return swaps are agreements in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset (reference asset), such as an index, equity security, fixed income security or commodity-based exchange-traded fund, which includes both the income it generates and any change in its value. Risks related to the use of total return swaps include the potential for unfavorable changes in the reference asset, the possible failure of a counterparty to perform in accordance with the terms of the swap agreements, potential government regulation that could adversely affect the fund’s swap investments, and potential losses in excess of the fund’s initial investment.

During the six months ended April 30, 2022, the volume of the fund’s activity in swaps, based on underlying notional amounts, was generally between 76% and 106% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging and Frontier Markets The fund invests, either directly or through investments in other T. Rowe Price funds, in securities of companies located in, issued by governments of, or denominated in or linked to the currencies of emerging and frontier market countries. Emerging markets, and to a greater extent frontier markets, generally have economic structures that are less diverse and mature, and political systems that are less stable, than developed countries. These markets may be subject to greater political, economic, and social uncertainty and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars. Such securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. Investing in frontier markets is significantly riskier than investing in other countries, including emerging markets.

Noninvestment-Grade Debt The fund invests, either directly or through its investment in other T. Rowe Price funds, in noninvestment-grade debt, including “high yield” or “junk” bonds or leveraged loans. Noninvestment-grade debt issuers are more likely to suffer an adverse change in financial condition that would result in the inability to meet a financial obligation. The noninvestment-grade debt market may experience sudden and sharp price swings due to a variety of factors that may decrease the ability of issuers to make principal and interest payments and adversely affect the liquidity or value, or both, of such securities. Accordingly, securities issued by such companies carry a higher risk of default and should be considered speculative.

Restricted Securities The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Collateralized Loan Obligations The fund invests in collateralized loan obligations (CLOs) which are entities backed by a diversified pool of syndicated bank loans. The cash flows of the CLO can be split into multiple segments, called “tranches” or “classes”, which will vary in risk profile and yield. The riskiest segments, which are the subordinate or “equity” tranches, bear the greatest risk of loss from defaults in the underlying assets of the CLO and serve to protect the other, more senior, tranches. Senior tranches will typically have higher credit ratings and lower yields than the securities underlying the CLO. Despite the protection from the more junior tranches, senior tranches can experience substantial losses.

Mortgage-Backed Securities The fund invests in mortgage-backed securities (MBS or pass-through certificates) that represent an interest in a pool of specific underlying mortgage loans and entitle the fund to the periodic payments of principal and interest from those mortgages. MBS may be issued by government agencies or corporations, or private issuers. Most MBS issued by government agencies are guaranteed; however, the degree of protection differs based on the issuer. MBS are sensitive to changes in economic conditions that affect the rate of prepayments and defaults on the underlying mortgages; accordingly, the value, income, and related cash flows from MBS may be more volatile than other debt instruments.

Bank Loans The fund invests in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Private Investments Issued by Special Purpose Acquisition Companies

Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (IPO). The fund may enter into a contingent commitment with a SPAC to purchase private investments in public equity (PIPE) if and when the SPAC completes its merger or acquisition. The fund maintains liquid assets sufficient to settle its commitment to purchase the PIPE. However, if the commitment expires, then no shares are purchased. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

LIBOR Transition The fund may invest in instruments that are tied to reference rates, including LIBOR. Over the course of the last several years, global regulators have indicated an intent to phase out the use of LIBOR and similar interbank offered rates (IBOR). While publication for most LIBOR currencies and lesser-used USD LIBOR settings ceased immediately after December 31, 2021, remaining USD LIBOR settings will continue to be published until June 30, 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, cannot yet be determined. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by the fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

Securities Lending The fund may lend its securities to approved borrowers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At April 30, 2022, the value of loaned securities was $6,334,000; the value of cash collateral and related investments was $6,612,000.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $190,426,000 and $237,010,000, respectively, for the six months ended April 30, 2022.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of October 31, 2021, the fund had $9,055,000 of available capital loss carryforwards.

At April 30, 2022, the cost of investments for federal income tax purposes was $384,125,000. Net unrealized loss aggregated $15,740,000 at period-end, of which $17,771,000 related to appreciated investments and $33,511,000 related to depreciated investments.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.71% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. The fee is computed daily and paid monthly. At April 30, 2022, the effective annual group fee rate was 0.28%.

The Investor Class is subject to a contractual expense limitation through the expense limitation date indicated in the table below. During the limitation period, Price Associates is required to waive its management fee or pay any expenses (excluding interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the class’s ratio of annualized total expenses to average net assets (net expense ratio) to exceed its expense limitation. Each class is required to repay Price Associates for expenses previously waived/paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s net expense ratio (after the repayment is taken into account) to exceed the lesser of: (1) the expense limitation in place at the time such amounts were waived; or (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver.

The I Class is also subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Pursuant to these agreements, expenses were waived/paid by and/or repaid to Price Associates during the six months ended April 30, 2022 as indicated in the table below. Including these amounts, expenses previously waived/paid by Price Associates in the amount of $775,000 remain subject to repayment by the fund at April 30, 2022. Any repayment of expenses previously waived/paid by Price Associates during the period would be included in the net investment income and expense ratios presented on the accompanying Financial Highlights.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended April 30, 2022, expenses incurred pursuant to these service agreements were $53,000 for Price Associates; $22,000 for T. Rowe Price Services, Inc.; and less than $1,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund; prior to December 13, 2021, the cash collateral from securities lending was invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

Mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price Funds and accounts) may invest in the fund. No Price fund or account may invest for the purpose of exercising management or control over the fund. At April 30, 2022, approximately 87% of the I Class’s outstanding shares were held by Price Funds and accounts.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended April 30, 2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the six months ended April 30, 2022, this reimbursement amounted to $5,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.

NOTE 8 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks. Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets. In February 2022, Russian forces entered Ukraine and commenced an armed conflict. Economic sanctions have since been imposed on Russia and certain of its citizens, including the exclusion of Russia from the SWIFT global payments network. As a result, Russian-related stocks and debt have since suffered significant declines in value. The duration of the coronavirus outbreak and the Russian-Ukraine conflict, and their effects on the financial markets, cannot be determined with certainty. The fund’s performance could be negatively impacted if the value of a portfolio holding were harmed by these and such other events. Management is actively monitoring these events.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT AND SUBADVISORY AGREEMENTS

Approval of New Subadvisory Agreement

At a meeting held on February 2, 2022 (February 2022 Meeting), the fund’s Board of Directors (Board) considered the initial approval of a new investment subadvisory agreement (TRPHK Subadvisory Contract) that the fund’s investment adviser, T. Rowe Price Associates, Inc. (Price Associates), entered into with T. Rowe Price Hong Kong Limited (Price Hong Kong) on behalf of the fund. The TRPHK Subadvisory Contract authorizes Price Hong Kong to have investment discretion with respect to all or a portion of the fund’s portfolio. The Board noted that the TRPHK Subadvisory Contract will be substantially similar to other subadvisory agreements that are in place for other T. Rowe Price funds that delegate investment management responsibilities to affiliated investment advisers and that Price Associates will retain oversight responsibilities with respect to the fund.

At the February 2022 Meeting, the Board reviewed materials relevant to its consideration of the proposed TRPHK Subadvisory Contract. Each year, the Board considers the continuation of the investment management agreement (Advisory Contract) between the fund and Price Associates. At the time of the February 2022 Meeting, the fund’s Advisory Contract had most recently been approved by the Board at a meeting held on March 8–9, 2021 (March 2021 Meeting). The factors considered by the Board at the February 2022 Meeting in connection with approval of the proposed TRPHK Subadvisory Contract were substantially similar to the factors considered at the March 2021 Meeting in connection with the approval to continue the Advisory Contract. A discussion of the basis for the Board’s approval of the Advisory Contract at the March 2021 Meeting had been included in the fund’s semiannual shareholder report for the period ended April 30, 2021.

Following discussion at the February 2022 Meeting, the Board, including all of the fund’s independent directors, approved the TRPHK Subadvisory Contract between Price Associates and Price Hong Kong on behalf of the fund. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the TRPHK Subadvisory Contract effective March 1, 2022, with the initial term extending through April 30, 2024. The independent directors were assisted in their evaluation of the TRPHK Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

Continuation of Investment Management Agreement and Subadvisory Agreement
At a meeting held on March 7–8, 2022 (March 2022 Meeting), the fund’s Board considered the continuation of the Advisory Contract between the fund and Price Associates, as well as an investment subadvisory agreement (TRPIL Subadvisory Contract) that Price Associates had entered into with T. Rowe Price International Ltd (Price International) on behalf of the fund effective July 28, 2021. At the March 2022 Meeting, the Board did not consider the continuation of the TRPHK Subadvisory Contract in place on behalf of the fund since that agreement was recently approved at the February 2022 Meeting and does not expire until April 30, 2024. At the March 2022 Meeting, the Board, including all of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract and TRPIL Subadvisory Contract. The Board considered the factors and reached the conclusions described below relating to the selection of Price Associates and Price International and the approval of the Advisory Contract and TRPIL Subadvisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract and TRPIL Subadvisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Price Associates was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract and TRPIL Subadvisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the March 2022 Meeting but also the knowledge gained over time through interaction with Price Associates and Price International about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by Price Associates and Price International

The Board considered the nature, quality, and extent of the services provided to the fund by Price Associates and Price International. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of Price Associates’ and Price International’s senior management teams and investment personnel involved in the management of the fund, as well as Price Associates’ compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by Price Associates and Price International.

Investment Performance of the Fund

The Board took into account discussions with Price Associates and reports that it receives throughout the year relating to fund performance. In connection with the March 2022 Meeting, the Board reviewed the fund’s total returns for various periods through December 31, 2021, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including relative performance information as of September 30, 2021, supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by Price Associates under the Advisory Contract and other direct and indirect benefits that Price Associates (and its affiliates) may have realized from its relationship with the fund. In considering soft-dollar arrangements pursuant to which research may be received from broker-dealers that execute the fund’s portfolio transactions, the Board noted that Price Associates bears the cost of research services for all client accounts that it advises, including the T. Rowe Price funds. The Board received information on the estimated costs incurred and profits realized by Price Associates from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that Price Associates’ profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract or otherwise from any economies of scale realized by Price Associates. Under the Advisory Contract, the fund pays a fee to Price Associates for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to a contractual expense limitation). Under the TRPIL Subadvisory Contract, Price Associates may pay Price International up to 60% of the advisory fees that Price Associates receives from the fund and, under the TRPHK Subadvisory Contract, Price Associates may pay Price Hong Kong up to 60% of the advisory fees that Price Associates receives from the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses

The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) actual management fees, nonmanagement expenses, and total expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by Price Associates after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the second quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for other investment portfolios with similar mandates that are advised or subadvised by Price Associates and its affiliates, including separately managed accounts for institutional and individual investors; subadvised funds; and other sponsored investment portfolios, including collective investment trusts and pooled vehicles organized and offered to investors outside the United States. Management provided the Board with information about Price Associates’ responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the proprietary mutual fund business. The Board considered information showing that Price Associates’ mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with Price Associates’ proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for Price Associates to manage its mutual fund business versus managing a discrete pool of assets as a subadviser to another institution’s mutual fund or for an institutional account and that Price Associates generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients, including subadvised funds.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract and TRPIL Subadvisory Contract

As noted, the Board approved the continuation of the Advisory Contract and TRPIL Subadvisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract and TRPIL Subadvisory Contract (including the fees to be charged for services thereunder).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Multi-Strategy Total Return Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	June 16, 2022

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	June 16, 2022